Exhibit 99.2

Exhibit 99.2

Quarterly Investor Supplement September 30, 2014 This report should be read in conjunction Voya Financial, Inc.‘s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2014. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

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Voya Financial

Table of Contents

Page

Consolidated

Explanatory Note on Non-GAAP Financial Information 3-4

Organizational Chart 5

Key Metrics 6

Adjusted Operating Return on Capital and Return on Equity 7

Adjusted Operating Earnings Before Interest, After Income Taxes 8

Operating Revenues and Operating Earnings by Segment 9

Adjusted Operating Earnings by Segment 10

Consolidated Balance Sheets 11

Consolidated Statements of Operations 12

Ongoing Business Sources of Operating Earnings 13

Consolidated Earnings Before Income Taxes 14

Operating Earnings by Segment 15-16

DAC/VOBA Segment Trends 17

Consolidated Capital Structure 18

Consolidated Assets Under Management/Assets Under Administration 19

Retirement

Sources of Operating Earnings 21

Operating Earnings 22

Assets Under Management/Assets Under Administration 23

Assets Under Management Rollforward 24

Annuities

Sources of Operating Earnings 26

Operating Earnings 27

Assets Under Management 28

Assets Under Management Rollforward 29

Investment Management

Sources of Operating Earnings 31

Operating Earnings 32

Key Metrics 33

Account Value Rollforward by Source 34

Account Value by Asset Type 35

Page

Individual Life

Sources of Operating Earnings 37

Operating Earnings 38

Key Metrics 39

Employee Benefits

Sources of Operating Earnings 41

Operating Earnings 42

Key Metrics 43

Corporate

Operating Earnings 45

Closed Blocks

ISP and Other Operating Earnings 47

Closed Block Variable Annuity Income (Loss) Before Income Taxes 48

Closed Block Variable Annuity Death and Living Benefits 49

Assets Under Management Rollforward 50

Investment Information

Portfolio Composition 52

Portfolio Results 53

Alternative Investment Income 54

Unrealized Gains (Losses) 55

Asset Backed Securities 56

RMBS Securities Summary 57

CMBS and Other Asset-Backed Securities Summary 58

Mortgage Loans on Real Estate 59

US and Foreign Corporate Securities 60

Exposure to European Debt—Fixed Maturities and Equity Securities 61

Additional Information

Adjustments to Operating Earnings by Segment 63

Calculation and Reconciliation of ROE and ROC 64

Operating Revenues by Segment 65

Ongoing Business Sources of Earnings Reconciliation 66-68

Fixed Maturity Securities—Businesses Exited Through Reinsurance 69

Financial Ratings 70

Voya Financial Explanatory Note on Non-GAAP Financial Information Page 3 of 70

Operating earnings before income taxes is a financial measure we use to evaluate segment performance. Operating earnings before income taxes is a non-GAAP financial measure and does not replace net income (loss) as the GAAP measure of our results of operations. Each segment’s operating earnings before income taxes is calculated by adjusting income (loss) before income taxes for the following items:

Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

Income (loss) related to businesses exited through reinsurance or divestment;

Income (loss) attributable to noncontrolling interest;

Income (loss) related to early extinguishment of debt;

Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and

Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc. Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from operating earnings before income taxes the following items:

DAC/VOBA and other intangibles unlocking;

DAC/VOBA and other intangibles unlocking can be volatile, so excluding the effect of this can improve period to period comparability;

The net gains and losses included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a means of exiting this asset class; and

Interest expense related to debt in our Corporate segment. We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our Ongoing Business. The most directly comparable GAAP measure to adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, see the Calculation and Reconciliation of ROE and ROC page in this Supplement. In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view.

Voya Financial Explanatory Note on Non-GAAP Financial Information Page 4 of 70

Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, we exclude its results of operations from operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment. The most directly comparable GAAP measure to operating earnings before income taxes is net income (loss) before income taxes. For a reconciliation of operating earnings before income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document. In addition, please refer to “Adjusted Operating Earnings by Segment” for reconciliation from Total operating earnings before income taxes to Total adjusted operating earnings before income taxes. Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. We calculate operating revenues by adjusting each segment’s total revenue for the following items:

Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue;

Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in our nonperformance spread;

Revenues related to businesses exited through reinsurance or divestment;

Revenues attributable to noncontrolling interest; and

Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, as well as other items where the income is passed on to third parties. Operating revenues also excludes the revenues of our Closed Block Variable Annuity segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment. The most directly comparable GAAP measure to operating revenues is total revenues. For a reconciliation of operating revenue to total revenues, please refer to the “Operating Revenues by Segment” page in this document. We analyze our Ongoing Business performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

Fee based margin consists primarily of fees earned on AUM, AUA, and transaction based recordkeeping fees.

Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings. For a reconciliation of the sources of earnings presentation to the line items within operating revenues and operating benefits and expenses, please refer to the “Ongoing Business Sources of Earnings Reconciliation” pages in this document. Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial Organizational Chart Page 5 of 70

Retirement Solutions

Retirement

Annuities

Investment Management

Insurance Solutions

Individual Life

Employee Benefits

Closed Blocks

Corporate

•	Full service plans
•	Recordkeeping services
•	Stable value plans
•	IRAs
•	Brokerage accounts
•	Advisory services
•	Fixed indexed annuities
•	Annuity and custodial products
•	Retirement, Retail, Institutional funds
•	Fixed income
•	Equity
•	Multi-asset strategies and solutions
•	Senior bank loans
•	Alternatives
•	Stop loss
•	Group life
•	Voluntary benefits
•	Group disability
•	Term life
•	Universal life
•	Indexed universal life
•	Variable universal life
•	Variable Annuity
•	Institutional Spread Products
•	Other

Ongoing Business

Page 6 of 70

Voya Financial
Key Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Adjusted operating earnings before income taxes - Ongoing Business	**352.0**	**345.8**	**287.3**	**323.6**	**306.9**	**985.1**	**888.2**
Operating earnings before income taxes - Ongoing Business	**330.9**	**356.1**	**267.5**	**352.2**	**484.2**	**954.5**	**1,076.4**
Operating earnings before income taxes - Total Consolidated	**294.3**	**328.3**	**231.1**	**304.9**	**435.0**	**853.7**	**963.7**
Net income (loss)	**517.4**	**412.9**	**271.6**	**653.7**	**447.7**	**1,201.9**	**136.9**
Net income (loss) attributable to noncontrolling interest	116.6	166.6	13.5	105.6	101.1	296.7	84.5
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**400.8**	**246.3**	**258.1**	**548.1**	**346.6**	**905.2**	**52.4**
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**11,764.9**	**11,665.4**	**11,424.0**	**11,423.1**	**10,820.0**	**11,764.9**	**10,820.0**
Return on Equity							
Ongoing Business adjusted operating return on equity - TTM [(1) (2)]	11.2%	10.7%	10.3%	10.3%	N/A	11.2%	N/A
Ongoing Business adjusted operating return on equity - Annualized [(2)]	12.3%	12.0%	9.7%	10.9%	10.3%	11.4%	9.9%
Debt to Capital (Excluding AOCI)	**23.0%**	**23.2%**	**23.5%**	**23.5%**	**24.5%**	**23.0%**	**24.5%**
Per Share							
Total Consolidated Operating earnings per share (Diluted)	0.75	0.83	0.57	0.75	1.08	2.15	2.53
Net income (loss) available to Voya Financial, Inc.'s common shareholders per common share:							
Basic	1.59	0.97	0.99	2.10	1.33	3.54	0.21
Diluted	1.58	0.96	0.98	2.08	1.32	3.51	0.21
Book value per share (Excluding AOCI)	47.75	45.82	44.85	43.65	41.49	47.75	41.49
Shares							
Weighted-average common shares outstanding (in millions)							
Basic	252.6	254.5	261.1	261.1	260.8	256.0	247.1
Diluted	254.4	256.2	263.5	263.3	262.3	258.1	247.8
Ending shares outstanding (in millions)	246.4	254.6	254.7	261.7	260.8	246.4	260.8
Returned to Shareholders ($)							
Shares repurchased	320.0	30.5	258.9	-	-	609.4	-
Common dividends	2.5	2.6	2.6	2.6	2.6	7.7	2.6
Total	**322.5**	**33.1**	**261.5**	**2.6**	**2.6**	**617.1**	**2.6**

(1) Trailing twelve months calculation

(2) Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all periods prior to the third quarter of 2013, when the company completed recapitalization, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013.

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VOYA FINANCIAL™

Page 7 of 70

Voya Financial
Adjusted Operating Return on Capital and Return on Equity

(in millions USD, unless otherwise indicated)	Twelve Months Ended September 30, 2014: Retirement Solutions: Retirement	Retirement Solutions: Annuities	Investment Management	Insurance Solutions: Individual Life	Insurance Solutions: Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Closed Blocks	Consolidated
Ending Capital [1]	3,843	1,694	314	2,904	360	9,115	3,474	2,691	15,280
Average Capital [2]	3,921	1,713	307	2,878	348	9,167	3,253	2,546	14,966
Adjusted operating earnings before interest and after income taxes	349.0	146.5	139.4	131.1	84.6	850.6	-	21.0	871.6
Adjusted Operating Return on Capital [2]	**8.9%**	**8.6%**	**45.4%**	**4.6%**	**24.3%**	**9.3%**	**-**	**N/M**	**5.8%**
Adjusted Operating Return on Equity [2] [3]						**11.2%**			

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2013: Retirement Solutions: Retirement	Retirement Solutions: Annuities	Investment Management	Insurance Solutions: Individual Life	Insurance Solutions: Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Ending Capital [1]	4,007	1,713	302	2,848	346	9,216	3,119	2,603	14,938
Average Capital [2]	3,915	1,762	303	2,804	354	9,137	4,092	1,226	14,455
Adjusted operating earnings before interest and after income taxes	349.2	128.0	107.2	136.7	66.5	787.6	-	10.6	798.2
Adjusted Operating Return on Capital [2]	**8.9%**	**7.3%**	**35.4%**	**4.9%**	**18.8%**	**8.6%**	**-**	**N/M**	**5.5%**
Adjusted Operating Return on Equity [2] [3]						**10.3%**			

[1] Capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

[2] Effective with the twelve months ending March 31,2014, average capital and equity are calculated by taking the average of the quarterly capital and equity averages for the trailing four quarters, whereas in previous periods, average capital and equity were calculated by two point average (Beginning of Year and End of Current Period)

[3] Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all periods prior to the third quarter of 2013, when the company completed recapitalization, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013.

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Page 8 of 70

Voya Financial
Adjusted Operating Earnings Before Interest, After Income Taxes

Twelve Months Ended September 30, 2014

(in millions USD, unless otherwise indicated)	Retirement Solutions: Retirement	Retirement Solutions: Annuities	Investment Management	Insurance Solutions: Individual Life	Insurance Solutions: Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	506.5	280.5	216.2	181.3	122.2	1,306.7	-	(148.1)	1,158.6
Less:									
Interest expense	-	-	-	-	-	-	-	(187.5)	(187.5)
DAC/VOBA and other intangibles unlocking [1]	(30.6)	54.3	-	(23.5)	(8.3)	(8.1)	-	-	(8.1)
Net gain (loss) from Lehman Recovery/LIHTC [2]	0.2	0.8	1.7	3.1	0.3	6.1	-	7.1	13.2
Adjusted operating earnings before interest	**536.9**	**225.4**	**214.5**	**201.7**	**130.2**	**1,308.7**	**-**	**32.3**	**1,341.0**
Income tax expense [3]	187.9	78.9	75.1	70.6	45.6	458.1	-	11.3	469.4
Adjusted operating earnings before interest and after income taxes	**349.0**	**146.5**	**139.4**	**131.1**	**84.6**	**850.6**	**-**	**21.0**	**871.6**

Year Ended December 31, 2013

(in millions USD, unless otherwise indicated)	Retirement Solutions: Retirement	Retirement Solutions: Annuities	Investment Management	Insurance Solutions: Individual Life	Insurance Solutions: Employee Benefits	Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
Operating earnings before income taxes	595.8	293.8	178.1	254.8	106.1	1,428.6	-	(160.0)	1,268.6
Less:									
Interest expense	-	-	-	-	-	-	-	(179.7)	(179.7)
DAC/VOBA and other intangibles unlocking [1]	45.6	83.3	-	4.8	(0.5)	133.2	-	-	133.2
Net gain (loss) from Lehman Recovery/LIHTC [2]	12.9	13.5	13.2	39.7	4.3	83.6	-	3.4	87.0
Adjusted operating earnings before interest	**537.3**	**197.0**	**164.9**	**210.3**	**102.3**	**1,211.8**	**-**	**16.3**	**1,228.1**
Income tax expense [3]	188.1	69.0	57.7	73.6	35.8	424.2	-	5.7	429.9
Adjusted operating earnings before interest and after income taxes	**349.2**	**128.0**	**107.2**	**136.7**	**66.5**	**787.6**	**-**	**10.6**	**798.2**

[1] DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC, as described below
[2] Includes the net gain (loss) included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships ("LIHTC") as a means of exiting this asset class. Collectively these items, net of DAC/VOBA and other intangibles impacts, are referred to as "Net gain (loss) from Lehman Recovery/LIHTC".
[3] Based on an assumed effective tax rate of 35%.

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Voya Financial
Operating Revenues and Operating Earnings by Segment

(in millions USD)	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Operating Revenues							
Retirement	605.7	592.9	598.5	612.4	606.9	1,797.1	1,787.0
Annuities	344.6	330.8	354.4	313.9	319.1	1,029.8	930.7
Total Retirement Solutions	950.3	923.7	952.9	926.3	926.0	2,826.9	2,717.7
Investment Management	168.3	163.2	160.5	167.1	160.1	492.0	440.6
Individual Life	679.1	699.9	692.2	692.9	717.1	2,071.2	2,099.0
Employee Benefits	345.9	342.5	338.9	316.5	316.2	1,027.3	946.0
Total Insurance Solutions	1,025.0	1,042.4	1,031.1	1,009.4	1,033.3	3,098.5	3,045.0
Ongoing Business	**2,143.6**	**2,129.3**	**2,144.5**	**2,102.8**	**2,119.4**	**6,417.4**	**6,203.3**
Corporate	22.9	23.6	25.3	33.6	28.8	71.8	53.8
Total Closed Blocks	25.4	24.0	25.6	27.0	30.7	75.0	109.8
Total operating revenues	**2,191.9**	**2,176.9**	**2,195.4**	**2,163.4**	**2,178.9**	**6,564.2**	**6,366.9**
Operating Earnings							
Retirement	117.2	135.8	114.9	138.6	187.3	367.9	457.2
Annuities	78.3	64.2	54.8	83.2	96.8	197.3	210.6
Total Retirement Solutions	195.5	200.0	169.7	221.8	284.1	565.2	667.8
Investment Management	58.6	54.9	49.8	52.9	54.0	163.3	125.2
Individual Life	39.8	63.4	31.1	47.0	117.0	134.3	207.8
Employee Benefits	37.0	37.8	16.9	30.5	29.1	91.7	75.6
Total Insurance Solutions	76.8	101.2	48.0	77.5	146.1	226.0	283.4
Ongoing Business	**330.9**	**356.1**	**267.5**	**352.2**	**484.2**	**954.5**	**1,076.4**
Corporate	(47.1)	(38.3)	(37.3)	(44.0)	(63.7)	(122.7)	(166.6)
Total Closed Blocks	10.5	10.5	0.9	(3.3)	14.5	21.9	53.9
Total operating earnings before income taxes	**294.3**	**328.3**	**231.1**	**304.9**	**435.0**	**853.7**	**963.7**
Closed Block Variable Annuity	131.0	(84.1)	20.2	(226.4)	(167.4)	67.1	(982.9)
Net investment gains (losses) and related charges and adjustments	43.4	73.0	57.6	105.4	64.1	174.0	106.7
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	33.4	(20.3)	6.4	(26.6)	10.5	19.5	46.0
Income (loss) related to businesses exited through reinsurance or divestment	(31.9)	(26.9)	(10.5)	(12.8)	(13.1)	(69.3)	(46.9)
Income (loss) attributable to noncontrolling interests	116.6	166.6	13.5	105.6	101.1	296.7	84.5
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	-	-	-	405.2	-	-	-
Other adjustments to operating earnings*	(32.0)	(17.6)	(16.0)	(27.7)	(10.2)	(65.6)	(40.5)
Total non-operating	**260.5**	**90.7**	**71.2**	**322.7**	**(15.0)**	**422.4**	**(833.2)**
Income (loss) before income taxes	**554.8**	**419.0**	**302.3**	**627.6**	**420.0**	**1,276.1**	**130.5**
Less: Income tax expense (benefit)	37.4	6.1	30.7	(26.1)	(27.7)	74.2	(6.4)
Net income (loss)	**517.4**	**412.9**	**271.6**	**653.7**	**447.7**	**1,201.9**	**136.9**
Net income (loss) attributable to noncontrolling interest	116.6	166.6	13.5	105.6	101.1	296.7	84.5
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**400.8**	**246.3**	**258.1**	**548.1**	**346.6**	**905.2**	**52.4**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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VOYA FINANCIAL™

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Voya Financial
Adjusted Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Operating Earnings							
Retirement	117.2	135.8	114.9	138.6	187.3	367.9	457.2
Annuities	78.3	64.2	54.8	83.2	96.8	197.3	210.6
Total Retirement Solutions	195.5	200.0	169.7	221.8	284.1	565.2	667.8
Investment Management	58.6	54.9	49.8	52.9	54.0	163.3	125.2
Individual Life	39.8	63.4	31.1	47.0	117.0	134.3	207.8
Employee Benefits	37.0	37.8	16.9	30.5	29.1	91.7	75.6
Total Insurance Solutions	76.8	101.2	48.0	77.5	146.1	226.0	283.4
Ongoing Business	330.9	356.1	267.5	352.2	484.2	954.5	1,076.4
Corporate	(47.1)	(38.3)	(37.3)	(44.0)	(63.7)	(122.7)	(166.6)
Total Closed Blocks	10.5	10.5	0.9	(3.3)	14.5	21.9	53.9
Total operating earnings before income taxes	294.3	328.3	231.1	304.9	435.0	853.7	963.7
Adjustments to operating earnings							
Retirement	(30.4)	7.1	(11.3)	4.2	52.7	(34.6)	54.3
Annuities	17.8	6.5	3.2	27.6	52.3	27.5	69.2
Total Retirement Solutions	(12.6)	13.6	(8.1)	31.8	105.0	(7.1)	123.5
Investment Management	-	-	-	1.7	11.5	-	11.5
Individual Life	(7.1)	(1.5)	(7.1)	(4.7)	56.8	(15.7)	49.2
Employee Benefits	(1.4)	(1.8)	(4.6)	(0.2)	4.0	(7.8)	4.0
Total Insurance Solutions	(8.5)	(3.3)	(11.7)	(4.9)	60.8	(23.5)	53.2
Ongoing Business	(21.1)	10.3	(19.8)	28.6	177.3	(30.6)	188.2
Corporate	(46.8)	(41.0)	(48.8)	(43.8)	(47.6)	(136.5)	(132.7)
Total Closed Blocks	-	-	-	(0.4)	0.6	-	0.6
Total adjustments to operating earnings	(67.9)	(30.7)	(68.6)	(15.6)	130.3	(167.1)	56.1
Adjusted Operating Earnings							
Retirement	147.6	128.7	126.2	134.4	134.6	402.5	402.9
Annuities	60.5	57.7	51.6	55.6	44.5	169.8	141.4
Total Retirement Solutions	208.1	186.4	177.8	190.0	179.1	572.3	544.3
Investment Management	58.6	54.9	49.8	51.2	42.5	163.3	113.7
Individual Life	46.9	64.9	38.2	51.7	60.2	150.0	158.6
Employee Benefits	38.4	39.6	21.5	30.7	25.1	99.5	71.6
Total Insurance Solutions	85.3	104.5	59.7	82.4	85.3	249.5	230.2
Ongoing Business	352.0	345.8	287.3	323.6	306.9	985.1	888.2
Corporate	(0.3)	2.7	11.5	(0.2)	(16.1)	13.8	(33.9)
Total Closed Blocks	10.5	10.5	0.9	(2.9)	13.9	21.9	53.3
Total adjusted operating earnings before interest and income taxes	362.2	359.0	299.7	320.5	304.7	1,020.8	907.6

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Page 11 of 70

Voya Financial
Consolidated Balance Sheets

(in millions USD)	Balances as of				
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Assets					
Total investments	89,824.4	89,821.3	88,891.4	87,050.8	89,007.3
Cash and cash equivalents	1,908.5	3,142.0	2,499.8	2,840.8	1,716.6
Assets held in separate accounts	107,059.3	110,648.2	107,840.0	106,827.1	103,853.6
Reinsurance recoverable	6,752.5	6,637.1	6,785.8	6,702.2	6,755.6
Short term investments under securities loan agreement and accrued investment income	1,520.7	1,509.7	1,494.2	1,450.0	1,395.6
Deferred policy acquisition costs, Value of business acquired	4,779.9	4,511.2	4,860.8	5,351.6	5,265.0
Goodwill and other intangible assets	296.1	303.2	312.5	323.7	323.4
Other assets [1]	1,319.7	1,384.7	1,274.7	1,477.6	1,416.6
Assets related to consolidated investment entities	10,842.7	10,120.6	9,551.5	8,999.4	7,924.5
Total Assets	**224,303.8**	**228,078.0**	**223,510.7**	**221,023.2**	**217,658.2**
Liabilities					
Future policy benefits and contract owner account balances	84,139.1	84,424.5	84,256.1	84,006.7	84,887.9
Liabilities related to separate accounts	107,059.3	110,648.2	107,840.0	106,827.1	103,853.6
Funds held under reinsurance agreements	1,136.7	1,167.6	1,174.5	1,181.5	1,212.1
Payables under securities loan agreements, including collateral held	927.1	904.9	864.5	769.4	576.7
Long-term debt	3,515.5	3,515.2	3,515.0	3,514.7	3,514.5
Other liabilities [2]	2,874.2	3,217.4	2,999.6	3,144.9	3,598.9
Liabilities related to consolidated investment entities	7,507.7	6,936.9	6,493.0	6,064.9	5,150.0
Total Liabilities	**207,159.6**	**210,814.7**	**207,142.7**	**205,509.2**	**202,793.7**
Shareholders' Equity					
Common stock	2.6	2.6	2.6	2.6	2.6
Treasury stock	(624.2)	(304.2)	(269.8)	-	-
Additional paid-in capital	23,621.5	23,599.9	23,579.5	23,563.7	23,524.7
Retained earnings (deficit)	(11,235.0)	(11,632.9)	(11,888.3)	(12,143.2)	(12,707.3)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**11,764.9**	**11,665.4**	**11,424.0**	**11,423.1**	**10,820.0**
Accumulated other comprehensive income	2,820.2	3,152.7	2,577.5	1,849.1	1,950.0
Total Voya Financial, Inc. Shareholders' Equity	**14,585.1**	**14,818.1**	**14,001.5**	**13,272.2**	**12,770.0**
Noncontrolling interest	2,559.1	2,445.2	2,366.5	2,241.8	2,094.5
Total Shareholders' Equity	**17,144.2**	**17,263.3**	**16,368.0**	**15,514.0**	**14,864.5**
Total Liabilities and Shareholders' Equity	**224,303.8**	**228,078.0**	**223,510.7**	**221,023.2**	**217,658.2**

[1] Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes

[2] Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes

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Page 12 of 70

Voya Financial
Consolidated Statements of Operations

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Revenues							
Net investment income	1,163.6	1,120.9	1,145.6	1,156.5	1,221.6	3,430.1	3,532.5
Fee income	908.9	897.3	931.8	943.9	920.8	2,738.0	2,722.4
Premiums	595.1	629.4	600.9	515.4	494.2	1,825.4	1,440.9
Net realized capital gains (losses)	181.0	(366.5)	(190.6)	(577.0)	(517.1)	(376.1)	(1,957.8)
Income (loss) related to consolidated investment entities	241.5	306.7	77.7	213.5	196.2	625.9	335.2
Other revenues	101.0	110.3	105.5	111.7	119.6	316.8	321.3
Total revenues	**3,191.1**	**2,698.1**	**2,670.9**	**2,364.0**	**2,435.3**	**8,560.1**	**6,394.5**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,732.9)	(1,305.2)	(1,358.1)	(1,118.8)	(1,087.7)	(4,396.2)	(3,379.0)
Operating expenses	(767.3)	(758.3)	(789.5)	(394.6)	(762.8)	(2,315.1)	(2,292.1)
Net amortization of DAC/VOBA	(30.6)	(115.7)	(126.1)	(123.2)	(64.6)	(272.4)	(319.6)
Interest expense	(47.2)	(47.5)	(47.6)	(48.2)	(48.4)	(142.3)	(136.6)
Operating expenses related to consolidated investment entities	(58.3)	(52.4)	(47.3)	(51.6)	(51.8)	(158.0)	(136.7)
Total benefits and expenses	**(2,636.3)**	**(2,279.1)**	**(2,368.6)**	**(1,736.4)**	**(2,015.3)**	**(7,284.0)**	**(6,264.0)**
Income (loss) before income taxes	**554.8**	**419.0**	**302.3**	**627.6**	**420.0**	**1,276.1**	**130.5**

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VOYA FINANCIAL™

Voya Financial Ongoing Business Sources of Operating Earnings Page 13 of 70

Three Months Ended Year-to-Date

(in millions USD) 9/30/14 6/30/14 3/31/14 12/31/13 9/30/13 9/30/14 9/30/13

Sources of operating earnings before income

taxes:

Investment spread and other investment income 394.2 361.9 361.9 384.7 437.4 1,118.0 1,162.1

Fee based margin 389.8 385.3 381.2 388.7 369.7 1,156.3 1,077.5

Net underwriting gain (loss) and other revenue 181.5 219.4 173.6 180.7 198.9 574.5 582.9

Administrative expenses (404.1) (417.9) (436.4) (422.4) (404.3) (1,258.4) (1,220.7)

Trail commissions (73.9) (71.1) (73.7) (68.1) (63.8) (218.7) (195.9)

DAC/VOBA and other intangibles amortization,

excluding unlocking (135.5) (131.8) (119.3) (136.1) (178.2) (386.6) (464.9)

DAC/VOBA and other intangibles unlocking (21.1) 10.3 (19.8) 24.7 124.5 (30.6) 135.4

Operating earnings before income taxes 330.9 356.1 267.5 352.2 484.2 954.5 1,076.4

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VOYA FINANCIAL TM

Page 14 of 70

Voya Financial
Consolidated Earnings Before Income Taxes

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Operating revenues							
Net investment income and net realized gains (losses)	987.4	952.6	961.4	1,005.8	1,054.4	2,901.4	3,002.0
Fee income	651.2	654.4	649.3	644.1	632.1	1,954.9	1,868.4
Premiums	517.4	534.9	549.3	473.3	453.5	1,601.6	1,397.3
Other revenue	35.9	35.0	35.4	40.2	38.9	106.3	99.2
Total operating revenues	**2,191.9**	**2,176.9**	**2,195.4**	**2,163.4**	**2,178.9**	**6,564.2**	**6,366.9**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,289.9)	(1,154.2)	(1,228.6)	(1,166.3)	(1,111.9)	(3,672.7)	(3,390.5)
Operating expenses	(532.9)	(534.0)	(560.7)	(547.6)	(523.8)	(1,627.6)	(1,573.7)
Net amortization of DAC/VOBA	(28.1)	(113.3)	(128.0)	(96.8)	(60.0)	(269.4)	(303.6)
Interest expense	(46.7)	(47.1)	(47.0)	(47.8)	(48.2)	(140.8)	(135.4)
Total operating benefits and expenses	**(1,897.6)**	**(1,848.6)**	**(1,964.3)**	**(1,858.5)**	**(1,743.9)**	**(5,710.5)**	**(5,403.2)**
Operating earnings before income taxes	**294.3**	**328.3**	**231.1**	**304.9**	**435.0**	**853.7**	**963.7**
Adjustments:							
Closed Block Variable Annuity	131.0	(84.1)	20.2	(226.4)	(167.4)	67.1	(982.9)
Net investment gains (losses) and related charges and adjustments	43.4	73.0	57.6	105.4	64.1	174.0	106.7
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	33.4	(20.3)	6.4	(26.6)	10.5	19.5	46.0
Income (loss) related to businesses exited through reinsurance or divestment	(31.9)	(26.9)	(10.5)	(12.8)	(13.1)	(69.3)	(47.0)
Income (loss) attributable to noncontrolling interests	116.6	166.6	13.5	105.6	101.1	296.7	84.5
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	-	-	-	405.2	-	-	-
Other adjustments to operating earnings*	(32.0)	(17.6)	(16.0)	(27.7)	(10.2)	(65.6)	(40.5)
Total non-operating	**260.5**	**90.7**	**71.2**	**322.7**	**(15.0)**	**422.4**	**(833.2)**
Income (loss) before income taxes	**554.8**	**419.0**	**302.3**	**627.6**	**420.0**	**1,276.1**	**130.5**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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VOYA FINANCIAL™

Page 15 of 70

Voya Financial
Operating Earnings by Segment

(in millions USD)

	Three Months Ended September 30, 2014								
	Retirement Solutions		Investment	Insurance Solutions					
Operating revenues	Retirement	Annuities	Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Net investment income and net realized gains (losses)	393.6	282.3	9.0	226.3	29.1	940.3	22.7	24.4	987.4
Fee income	193.5	15.0	149.5	269.3	23.9	651.2	-	-	651.2
Premiums	0.7	42.7	-	179.1	293.7	516.2	-	1.2	517.4
Other revenue	17.9	4.6	9.8	4.4	(0.8)	35.9	0.2	(0.2)	35.9
Total operating revenues	**605.7**	**344.6**	**168.3**	**679.1**	**345.9**	**2,143.6**	**22.9**	**25.4**	**2,191.9**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(209.4)	(204.1)	-	(632.8)	(235.7)	(1,282.0)	-	(7.9)	(1,289.9)
Operating expenses	(208.6)	(34.8)	(109.7)	(88.7)	(60.9)	(502.7)	(23.3)	(6.9)	(532.9)
Net amortization of DAC/VOBA	(70.5)	(27.4)	-	82.2	(12.3)	(28.0)	-	(0.1)	(28.1)
Interest expense	-	-	-	-	-	-	(46.7)	-	(46.7)
Total operating benefits and expenses	**(488.5)**	**(266.3)**	**(109.7)**	**(639.3)**	**(308.9)**	**(1,812.7)**	**(70.0)**	**(14.9)**	**(1,897.6)**
Operating earnings before income taxes	**117.2**	**78.3**	**58.6**	**39.8**	**37.0**	**330.9**	**(47.1)**	**10.5**	**294.3**

	Three Months Ended September 30, 2013								
	Retirement Solutions		Investment	Insurance Solutions					
Operating revenues	Retirement	Annuities	Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Net investment income and net realized gains (losses)	394.5	295.9	16.4	258.7	32.1	997.6	26.9	29.9	1,054.4
Fee income	191.0	11.8	135.4	278.4	15.5	632.1	-	-	632.1
Premiums	0.7	7.5	-	174.7	269.6	452.5	-	1.0	453.5
Other revenue	20.7	3.9	8.3	5.3	(1.0)	37.2	1.9	(0.2)	38.9
Total operating revenues	**606.9**	**319.1**	**160.1**	**717.1**	**316.2**	**2,119.4**	**28.8**	**30.7**	**2,178.9**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(213.5)	(182.2)	-	(468.7)	(223.7)	(1,088.1)	(12.7)	(11.1)	(1,111.9)
Operating expenses	(205.8)	(31.7)	(106.1)	(83.9)	(58.5)	(486.0)	(32.8)	(5.0)	(523.8)
Net amortization of DAC/VOBA	(0.3)	(8.4)	-	(47.5)	(4.9)	(61.1)	1.2	(0.1)	(60.0)
Interest expense	-	-	-	-	-	-	(48.2)	-	(48.2)
Total operating benefits and expenses	**(419.6)**	**(222.3)**	**(106.1)**	**(600.1)**	**(287.1)**	**(1,635.2)**	**(92.5)**	**(16.2)**	**(1,743.9)**
Operating earnings before income taxes	**187.3**	**96.8**	**54.0**	**117.0**	**29.1**	**484.2**	**(63.7)**	**14.5**	**435.0**

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VOYA FINANCIAL™

Page 16 of 70

Voya Financial
Operating Earnings by Segment

(in millions USD)

	Nine Months Ended September 30, 2014								
	Retirement Solutions		Investment	Insurance Solutions					
	Retirement	Annuities	Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	1,161.7	828.7	24.3	661.6	83.5	2,759.8	71.3	70.3	2,901.4
Fee income	577.5	42.4	442.4	838.4	54.2	1,954.9	-	-	1,954.9
Premiums	4.8	144.3	-	554.5	892.8	1,596.4	-	5.2	1,601.6
Other revenue	53.1	14.4	25.3	16.7	(3.2)	106.3	0.5	(0.5)	106.3
Total operating revenues	**1,797.1**	**1,029.8**	**492.0**	**2,071.2**	**1,027.3**	**6,417.4**	**71.8**	**75.0**	**6,564.2**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(629.4)	(631.3)	-	(1,659.9)	(719.8)	(3,640.4)	-	(32.3)	(3,672.7)
Operating expenses	(651.9)	(106.9)	(328.7)	(275.7)	(190.2)	(1,553.4)	(53.7)	(20.5)	(1,627.6)
Net amortization of DAC/VOBA	(147.9)	(94.3)	-	(1.3)	(25.6)	(269.1)	-	(0.3)	(269.4)
Interest expense	-	-	-	-	-	-	(140.8)	-	(140.8)
Total operating benefits and expenses	**(1,429.2)**	**(832.5)**	**(328.7)**	**(1,936.9)**	**(935.6)**	**(5,462.9)**	**(194.5)**	**(53.1)**	**(5,710.5)**
Operating earnings before income taxes	**367.9**	**197.3**	**163.3**	**134.3**	**91.7**	**954.5**	**(122.7)**	**21.9**	**853.7**

	Nine Months Ended September 30, 2013								
	Retirement Solutions		Investment	Insurance Solutions					
	Retirement	Annuities	Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Operating revenues									
Net investment income and net realized gains (losses)	1,172.2	866.5	25.3	691.0	88.4	2,843.4	52.7	105.9	3,002.0
Fee income	563.8	32.9	389.4	835.2	47.1	1,868.4	-	-	1,868.4
Premiums	5.0	22.0	-	552.6	813.5	1,393.1	-	4.2	1,397.3
Other revenue	46.0	9.3	25.9	20.2	(3.0)	98.4	1.1	(0.3)	99.2
Total operating revenues	**1,787.0**	**930.7**	**440.6**	**2,099.0**	**946.0**	**6,203.3**	**53.8**	**109.8**	**6,366.9**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(630.2)	(550.5)	-	(1,482.7)	(679.5)	(3,342.9)	(10.8)	(36.8)	(3,390.5)
Operating expenses	(619.8)	(94.9)	(315.4)	(269.4)	(179.0)	(1,478.5)	(76.4)	(18.8)	(1,573.7)
Net amortization of DAC/VOBA	(79.8)	(74.7)	-	(138.0)	(11.9)	(304.4)	1.1	(0.3)	(303.6)
Interest expense	-	-	-	(1.1)	-	(1.1)	(134.3)	-	(135.4)
Total operating benefits and expenses	**(1,329.8)**	**(720.1)**	**(315.4)**	**(1,891.2)**	**(870.4)**	**(5,126.9)**	**(220.4)**	**(55.9)**	**(5,403.2)**
Operating earnings before income taxes	**457.2**	**210.6**	**125.2**	**207.8**	**75.6**	**1,076.4**	**(166.6)**	**53.9**	**963.7**

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Voya Financial
DAC/VOBA Segment Trends

Page 17 of 70

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Retirement							
Balance as of beginning-of-period	1,102.9	1,219.1	1,415.3	1,381.4	1,278.3	1,415.3	712.4
Deferrals of commissions and expenses	26.0	22.7	23.6	27.1	25.5	72.3	79.6
Amortization	(47.6)	(52.7)	(39.2)	(53.6)	(44.7)	(139.5)	(110.5)
Unlocking	(25.8)	25.7	5.1	19.0	66.0	5.0	99.1
Change in unrealized capital gains/losses	86.4	(111.9)	(185.7)	41.5	56.3	(211.2)	600.8
Balance as of End-of-Period	**1,141.9**	**1,102.9**	**1,219.1**	**1,415.3**	**1,381.4**	**1,141.9**	**1,381.4**
Annuities							
Balance as of beginning-of-period	445.2	508.4	591.7	560.5	518.6	591.7	260.7
Deferrals of commissions and expenses	24.4	30.7	31.5	27.8	23.5	86.6	61.7
Amortization	(72.1)	(28.9)	(41.3)	(38.3)	(55.8)	(142.3)	(170.6)
Unlocking	31.0	6.5	12.5	16.6	45.3	50.0	76.7
Change in unrealized capital gains/losses	79.0	(71.5)	(86.1)	25.0	28.9	(78.6)	332.0
Balance as of End-of-Period	**507.5**	**445.2**	**508.4**	**591.7**	**560.5**	**507.5**	**560.5**
Individual Life							
Balance as of beginning-of-period	2,400.4	2,560.5	2,752.9	2,717.4	2,638.2	2,752.9	2,127.6
Deferrals of commissions and expenses	37.8	36.4	32.7	36.8	39.8	106.9	142.7
Amortization	(48.4)	(45.1)	(32.8)	(46.6)	(71.8)	(126.3)	(170.8)
Unlocking	129.2	(0.9)	(4.1)	0.5	22.4	124.2	24.9
Change in unrealized capital gains/losses	38.9	(150.5)	(188.2)	44.9	88.8	(299.8)	593.0
Balance as of End-of-Period	**2,557.9**	**2,400.4**	**2,560.5**	**2,752.9**	**2,717.4**	**2,557.9**	**2,717.4**
Other (1)							
Balance as of beginning-of-period	98.9	96.7	102.7	104.0	105.7	102.7	102.6
Deferrals of commissions and expenses	5.3	7.4	4.2	5.0	4.6	17.0	16.2
Amortization	(4.8)	(4.3)	(3.7)	(3.0)	(6.3)	(12.8)	(16.4)
Unlocking	(9.0)	(1.1)	(6.8)	(2.4)	-	(16.9)	-
Change in unrealized capital gains/losses	(0.1)	0.2	0.3	(0.9)	-	0.4	1.6
Balance as of End-of-Period	**90.3**	**98.9**	**96.7**	**102.7**	**104.0**	**90.3**	**104.0**
Closed Block Variable Annuity							
Balance as of beginning-of-period	463.8	476.2	489.0	501.7	519.7	489.0	453.0
Deferrals of commissions and expenses	1.9	2.4	3.0	2.7	1.8	7.3	10.0
Amortization	(21.2)	(16.5)	(16.2)	(17.0)	(15.4)	(53.9)	(45.7)
Unlocking	37.8	1.6	0.4	1.6	(4.3)	39.8	(6.3)
Change in unrealized capital gains/losses	-	0.1	-	-	(0.1)	0.1	90.7
Balance as of End-of-Period	**482.3**	**463.8**	**476.2**	**489.0**	**501.7**	**482.3**	**501.7**
Total US							
Balance as of beginning-of-period	4,511.2	4,860.8	5,351.6	5,265.0	5,060.5	5,351.6	3,656.3
Deferrals of commissions and expenses	95.4	99.6	95.0	99.3	95.2	290.1	310.2
Amortization	(194.1)	(147.5)	(133.2)	(158.5)	(194.0)	(474.8)	(514.0)
Unlocking	163.2	31.8	7.1	35.3	129.4	202.4	194.4
Change in unrealized capital gains/losses	204.2	(333.5)	(459.7)	110.5	173.9	(589.4)	1,618.1
Balance as of End-of-Period	**4,779.9**	**4,511.2**	**4,860.8**	**5,351.6**	**5,265.0**	**4,779.9**	**5,265.0**

(1) Employee Benefits, Investment Management, Other Closed Blocks

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Voya Financial Consolidated Capital Structure Page 18 of 70

Balances as of

(in millions USD) 9/30/14 6/30/14 3/31/14 12/31/13 9/30/13

Financial Debt

Senior bonds 2,746.8 2,746.5 2,746.3 2,746.0 2,745.8

Subordinated bonds 763.8 763.8 763.8 763.8 763.8

Other debt 4.9 4.9 4.9 4.9 4.9

Total Debt 3,515.5 3,515.2 3,515.0 3,514.7 3,514.5

Equity

Total common equity 11,764.9 11,665.4 11,424.0 11,423.1 10,820.0

Accumulated other comprehensive income (AOCI) 2,820.2 3,152.7 2,577.5 1,849.1 1,950.0

Total Voya Financial, Inc. Shareholders’ Equity 14,585.1 14,818.1 14,001.5 13,272.2 12,770.0

Total Equity (Excluding AOCI) 11,764.9 11,665.4 11,424.0 11,423.1 10,820.0

Capital

Total Capitalization 18,100.6 18,333.3 17,516.5 16,786.9 16,284.5

Total Capitalization (Excluding AOCI) 15,280.4 15,180.6 14,939.0 14,937.8 14,334.5

Debt to Capital

Debt to Capital 19.4% 19.2% 20.1% 20.9% 21.6%

Debt to Capital (Excluding AOCI) 23.0% 23.2% 23.5% 23.5% 24.5%

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Voya Financial
Consolidated Assets Under Management/Assets Under Administration

(in millions USD)

Balances as of September 30, 2014	General Account	Separate Account	Institutional/ Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration	Total AUM + AUA
Retirement [1]	27,498.0	59,112.1	21,044.6	107,654.7	240,939.0	348,593.7
Annuities [2]	22,111.7	798.2	3,880.2	26,790.1	-	26,790.1
Retirement Solutions	**49,609.7**	**59,910.3**	**24,924.8**	**134,444.8**	**240,939.0**	**375,383.8**
Investment Management	**78,503.1**	**49,914.3**	**78,259.2**	**206,676.6**	**53,080.7**	**259,757.3**
Insurance						
Individual Life [3]	13,424.2	2,694.5	-	16,118.7	-	16,118.7
Employee Benefits	1,780.8	16.0	-	1,796.8	-	1,796.8
Insurance Solutions	**15,205.0**	**2,710.5**	**-**	**17,915.5**	**-**	**17,915.5**
Eliminations	**(68,691.7)**	**(47,449.4)**	**(9,724.9)**	**(125,866.0)**	**(53,198.2)**	**(179,064.2)**
Total Ongoing Business	**74,626.1**	**65,085.7**	**93,459.1**	**233,170.9**	**240,821.5**	**473,992.4**
Closed Block Variable Annuity	1,795.2	41,755.0	-	43,550.2	-	43,550.2
Closed Block Institutional Spread Products	1,767.9	-	-	1,767.9	-	1,767.9
Closed Block Other	313.9	218.6	-	532.5	-	532.5
Total AUM and AUA	**78,503.1**	**107,059.3**	**93,459.1**	**279,021.5**	**240,821.5**	**519,843.0**

[1] Retirement AUM include wrapped funds as well as unwrapped Voya-managed funds
[2] Annuities AUM includes Payout annuities
[3] Individual Life AUM includes assets backing interest and non-interest sensitive products

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Retirement

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Page 21 of 70

Voya Financial
Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [(1)]	185.3	173.8	178.6	181.4	181.3	537.7	544.1
Fee based margin	211.8	211.9	209.5	215.0	209.7	633.2	614.2
Net underwriting gain (loss) and other revenue	(3.5)	(5.0)	(3.2)	(2.3)	0.4	(11.7)	(8.6)
Administrative expenses	(169.5)	(178.5)	(188.0)	(181.8)	(171.8)	(536.0)	(516.4)
Trail commissions	(34.9)	(34.5)	(33.7)	(35.3)	(31.4)	(103.1)	(93.2)
DAC/VOBA and other intangibles amortization, excluding unlocking [(1)]	(41.6)	(39.0)	(37.0)	(42.8)	(45.2)	(117.6)	(128.8)
DAC/VOBA and other intangibles unlocking [(1)]	(30.4)	7.1	(11.3)	4.4	44.3	(34.6)	45.9
Operating earnings before income taxes	**117.2**	**135.8**	**114.9**	**138.6**	**187.3**	**367.9**	**457.2**
Gross investment income							
Fixed income	353.4	351.0	363.7	364.1	356.9	1,068.1	1,077.9
Limited partnership income	3.5	2.6	3.0	2.8	(0.1)	9.1	4.1
Prepayment fee income	13.8	8.4	4.3	9.1	2.9	26.5	21.0
Total gross investment income	**370.7**	**362.0**	**371.0**	**376.0**	**359.7**	**1,103.7**	**1,103.0**
Investment expenses	(15.0)	(14.7)	(15.1)	(14.9)	(14.1)	(44.8)	(42.9)
Credited interest	(202.7)	(200.3)	(204.3)	(210.0)	(207.5)	(607.3)	(610.9)
Net margin	**153.0**	**147.0**	**151.6**	**151.1**	**138.1**	**451.6**	**449.2**
Other investment income[(1)] [(2)]	32.3	26.8	27.0	30.3	43.2	86.1	94.9
Investment spread and other investment income	**185.3**	**173.8**	**178.6**	**181.4**	**181.3**	**537.7**	**544.1**
Fee based margin							
Fee based margin - excluding Recordkeeping	161.2	158.3	155.4	157.3	152.6	474.9	437.0
Fee based margin - Recordkeeping	50.7	53.5	54.1	57.7	57.1	158.3	177.2
Fee based margin	**211.8**	**211.9**	**209.5**	**215.0**	**209.7**	**633.2**	**614.2**

[(1)] The three months ended 9/30/13 and 12/31/13 include $14.8 million and $0.4 million of net investment income, $(6.4) million and $(0.6) million of DAC/VOBA and other intangibles amortization, and $4.3 million and $0.4 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC, respectively.

[(2)] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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Voya Financial Retirement Operating Earnings Page 22 of 70

Three Months Ended Year-to-Date

(in millions USD) 9/30/14 6/30/14 3/31/14 12/31/13 9/30/13 9/30/14 9/30/13

Operating revenues

Net investment income and net realized gains (losses) 393.6 379.6 388.5 397.4 394.5 1,161.7 1,172.2

Fee income 193.5 192.9 191.1 196.1 191.0 577.5 563.8

Premiums 0.7 3.4 0.7 0.7 0.7 4.8 5.0

Other revenue 17.9 17.0 18.2 18.2 20.7 53.1 46.0

Total operating revenues 605.7 592.9 598.5 612.4 606.9 1,797.1 1,787.0

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (209.4) (209.3) (210.7) (218.2) (213.5) (629.4) (630.2)

Operating expenses (208.6) (217.3) (226.0) (220.1) (205.8) (651.9) (619.8)

Net amortization of DAC/VOBA (70.5) (30.5) (46.9) (35.5) (0.3) (147.9) (79.8)

Total operating benefits and expenses (488.5) (457.1) (483.6) (473.8) (419.6) (1,429.2) (1,329.8)

Operating earnings before income taxes 117.2 135.8 114.9 138.6 187.3 367.9 457.2

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Voya Financial Retirement AUM/AUA Page 23 of 70

Balances as of

(in millions USD) 9/30/14 6/30/14 3/31/14 12/31/13 9/30/13

Assets under management by product group

Corporate markets 42,269.8 42,499.1 40,967.4 40,123.7 37,677.7

Tax-exempt markets 53,406.6 53,910.8 53,564.2 53,200.5 51,183.9

Total full service plans 95,676.4 96,409.9 94,531.6 93,324.2 88,861.6

Stable value 8,827.1 8,843.6 8,908.6 8,914.3 8,705.0

Individual markets 3,151.2 3,174.8 3,074.9 2,998.4 2,850.5

Total AUM 107,654.7 108,428.2 106,515.1 105,236.9 100,417.1

AUA 240,939.0 241,664.0 235,906.0 237,777.1 227,841.9

Total AUM and AUA 348,593.7 350,092.2 342,421.1 343,014.0 328,259.0

Assets under management by fund group

General account 27,498.0 27,389.5 28,205.7 28,169.2 28,088.3

Guaranteed separate account 8,111.5 8,159.8 8,114.6 8,120.0 8,092.5

Non-guaranteed separate account 51,000.6 51,960.0 50,164.8 49,534.0 46,840.4

Mutual funds/Institutional funds 21,044.6 20,918.9 20,030.0 19,413.7 17,395.9

Total AUM 107,654.7 108,428.2 106,515.1 105,236.9 100,417.1

AUA 240,939.0 241,664.0 235,906.0 237,777.1 227,841.9

Total AUM and AUA 348,593.7 350,092.2 342,421.1 343,014.0 328,259.0

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Page 24 of 70

Voya Financial
Retirement AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Full service - Corporate markets							
Assets under management, beginning of period	42,499.1	40,967.4	40,123.7	37,677.7	35,916.3	40,123.7	33,265.9
Transfer/Single deposits	884.6	913.8	900.7	1,251.5	688.2	2,699.1	2,422.8
Recurring deposits	956.3	953.5	1,108.9	845.1	883.5	3,018.7	2,823.7
Deposits	1,840.9	1,867.3	2,009.6	2,096.6	1,571.7	5,717.8	5,246.5
Surrenders, benefits, and product charges	(1,595.7)	(1,678.9)	(1,669.6)	(1,839.9)	(1,645.3)	(4,944.2)	(4,683.6)
Net Flows	245.2	188.4	340.0	256.7	(73.6)	773.6	562.9
Interest credited and investment performance	(474.4)	1,343.3	503.7	2,189.3	1,835.0	1,372.6	3,848.9
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**42,269.8**	**42,499.1**	**40,967.4**	**40,123.7**	**37,677.7**	**42,269.8**	**37,677.7**
Full service - Tax-exempt markets							
Assets under management, beginning of period	53,910.8	53,564.2	53,200.5	51,183.9	49,451.5	53,200.5	46,986.1
Transfer/Single deposits	338.5	241.6	269.7	271.2	335.0	849.8	1,333.0
Recurring deposits	669.9	764.9	779.4	756.5	691.0	2,214.2	2,269.5
Deposits	1,008.4	1,006.5	1,049.1	1,027.7	1,026.0	3,064.0	3,602.5
Surrenders, benefits, and product charges	(1,295.3)	(1,100.4)	(1,330.7)	(1,117.5)	(1,101.8)	(3,726.4)	(3,326.4)
Net Flows	(286.9)	(93.9)	(281.6)	(89.8)	(75.8)	(662.4)	276.1
Interest credited and investment performance	(217.3)	1,349.3	645.3	2,106.4	1,808.2	1,777.3	3,921.7
Transfer to reinsurer [3]	-	(908.8)	-	-	-	(908.8)	-
Assets under management, end of period	**53,406.6**	**53,910.8**	**53,564.2**	**53,200.5**	**51,183.9**	**53,406.6**	**51,183.9**
Stable value [1]							
Assets under management, beginning of period	8,843.6	8,908.6	8,914.3	8,705.0	8,406.9	8,914.3	7,792.1
Transfer/Single deposits	46.0	25.6	134.9	202.1	336.7	206.5	1,232.0
Recurring deposits	44.9	34.9	47.1	60.1	63.4	126.9	161.3
Deposits	90.9	60.5	182.0	262.2	400.1	333.4	1,393.3
Surrenders, benefits, and product charges	(115.1)	(205.0)	(242.2)	(113.8)	(81.3)	(562.3)	(402.7)
Net Flows	(24.2)	(144.5)	(60.2)	148.4	318.8	(228.9)	990.6
Interest credited and investment performance	7.5	79.5	54.5	60.9	(20.7)	141.5	(77.7)
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**8,827.1**	**8,843.6**	**8,908.6**	**8,914.3**	**8,705.0**	**8,827.1**	**8,705.0**
Individual markets							
Assets under management, beginning of period	3,174.8	3,074.9	2,998.4	2,850.5	2,702.4	2,998.4	2,427.1
Transfer/Single deposits	225.4	263.2	281.8	290.3	280.5	770.4	935.7
Recurring deposits	0.2	0.6	0.6	0.2	0.2	1.4	1.1
Deposits	225.6	263.8	282.4	290.5	280.7	771.8	936.8
Surrenders, benefits, and product charges	(226.3)	(236.1)	(236.2)	(242.6)	(215.8)	(698.6)	(671.3)
Net Flows	(0.7)	27.7	46.2	47.9	64.9	73.2	265.5
Interest credited and investment performance	(22.9)	72.2	30.3	100.0	83.2	79.6	157.9
Transfer to reinsurer [3]	-	-	-	-	-	-	-
Assets under management, end of period	**3,151.2**	**3,174.8**	**3,074.9**	**2,998.4**	**2,850.5**	**3,151.2**	**2,850.5**
Total AUM [2]							
Assets under management, beginning of period	108,428.2	106,515.1	105,236.9	100,417.1	96,477.1	105,236.9	90,471.2
Transfer/Single deposits	1,494.6	1,444.1	1,587.1	2,015.1	1,640.4	4,525.8	5,923.5
Recurring deposits	1,671.3	1,753.9	1,936.0	1,661.9	1,638.1	5,361.2	5,255.5
Deposits	3,165.9	3,198.0	3,523.1	3,677.0	3,278.5	9,887.0	11,179.0
Surrenders, benefits, and product charges	(3,232.3)	(3,220.4)	(3,478.7)	(3,313.8)	(3,044.2)	(9,931.4)	(9,083.7)
Net Flows	(66.4)	(22.4)	44.4	363.2	234.3	(44.4)	2,095.3
Interest credited and investment performance	(707.1)	2,844.3	1,233.8	4,456.6	3,705.7	3,371.0	7,850.6
Transfer to reinsurer [3]	-	(908.8)	-	-	-	(908.8)	-
Assets under management, end of period	**107,654.7**	**108,428.2**	**106,515.1**	**105,236.9**	**100,417.1**	**107,654.7**	**100,417.1**

[1] Where Voya is the Investment Manager
[2] Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager
[3] Assets transferred to third parties through reinsurance transactions

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Annuities

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Page 26 of 70

Voya Financial
Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	125.7	116.4	111.0	120.5	127.9	353.1	356.7
Fee based margin	14.6	14.0	13.2	12.9	12.1	41.8	33.9
Net underwriting gain (loss) and other revenue	3.3	9.0	7.0	4.3	2.3	19.3	13.9
Administrative expenses	(22.6)	(24.7)	(24.7)	(22.0)	(22.5)	(72.0)	(67.6)
Trail commissions	(11.8)	(11.7)	(10.4)	(9.9)	(8.9)	(33.9)	(26.3)
DAC/VOBA and other intangibles amortization, excluding unlocking [1]	(48.7)	(45.3)	(44.5)	(49.8)	(57.9)	(138.5)	(160.7)
DAC/VOBA and other intangibles unlocking [1]	17.8	6.5	3.2	27.2	43.8	27.5	60.7
Operating earnings before income taxes	**78.3**	**64.2**	**54.8**	**83.2**	**96.8**	**197.3**	**210.6**
Gross investment income							
Fixed income	259.7	259.7	257.9	256.4	259.1	777.3	785.0
Limited partnership income	6.2	3.5	4.7	5.3	1.3	14.4	8.0
Prepayment fee income	9.0	7.1	2.5	9.9	6.3	18.6	23.2
Total gross investment income	**274.9**	**270.3**	**265.1**	**271.6**	**266.7**	**810.3**	**816.2**
Investment expenses	(11.3)	(11.2)	(10.7)	(10.8)	(10.5)	(33.2)	(32.6)
Credited interest	(156.8)	(159.7)	(159.7)	(163.0)	(168.1)	(476.2)	(509.6)
Net margin	**106.8**	**99.4**	**94.7**	**97.8**	**88.1**	**300.9**	**274.0**
Other investment income [1] [2]	18.9	17.0	16.3	22.7	39.9	52.2	82.7
Investment spread and other investment income	**125.7**	**116.4**	**111.0**	**120.5**	**127.9**	**353.1**	**356.7**

[1] The three months ended 9/30/13 and 12/31/13 include $19.0 million and $1.3 million of net investment income, $(10.5) million and $(0.9) million of DAC/VOBA and other intangibles amortization, and $4.2 million and $0.4 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC, respectively.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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Voya Financial Annuities Operating Earnings Page 27 of 70

Three Months Ended Year-to-Date

(in millions USD) 9/30/14 6/30/14 3/31/14 12/31/13 9/30/13 9/30/14 9/30/13

Operating revenues

Net investment income and net realized gains (losses) 282.3 275.8 270.6 283.4 295.9 828.7 866.5

Fee income 15.0 14.2 13.2 12.2 11.8 42.4 32.9

Premiums 42.7 35.5 66.1 14.4 7.5 144.3 22.0

Other revenue 4.6 5.3 4.5 3.9 3.9 14.4 9.3

Total operating revenues 344.6 330.8 354.4 313.9 319.1 1,029.8 930.7

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (204.1) (197.4) (229.8) (180.4) (182.2) (631.3) (550.5)

Operating expenses (34.8) (36.6) (35.5) (32.1) (31.7) (106.9) (94.9)

Net amortization of DAC/VOBA (27.4) (32.6) (34.3) (18.2) (8.4) (94.3) (74.7)

Total operating benefits and expenses (266.3) (266.6) (299.6) (230.7) (222.3) (832.5) (720.1)

Operating earnings before income taxes 78.3 64.2 54.8 83.2 96.8 197.3 210.6

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Voya Financial Annuities AUM Page 28 of 70

Balances as of

(in millions USD) 9/30/14 6/30/14 3/31/14 12/31/13 9/30/13

Assets Under Management

Fixed single year 3,677.5 3,750.7 3,825.4 3,889.5 3,985.4

Fixed multi-year 2,653.9 3,224.4 3,342.9 3,445.7 3,608.1

Indexed 13,230.1 13,105.5 12,883.5 12,648.4 12,494.9

SPIA & Payout 2,892.1 2,886.1 2,871.1 2,803.5 2,760.4

Mutual funds 3,880.2 3,825.1 3,574.3 3,384.9 3,077.8

Other annuities 456.2 473.1 470.4 474.8 452.6

Total AUM 26,790.1 27,264.9 26,967.6 26,646.7 26,379.2

Assets Under Management

General account 22,111.7 22,614.5 22,573.2 22,432.2 22,508.2

Separate account 798.2 825.3 820.1 829.6 793.2

Mutual funds 3,880.2 3,825.1 3,574.3 3,384.9 3,077.8

Total AUM 26,790.1 27,264.9 26,967.6 26,646.7 26,379.2

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VOYA FINANCIAL TM

Page 29 of 70

Voya Financial
Annuities AUM Rollforward

(in millions USD)	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	6,975.0	7,168.3	7,335.2	7,593.5	7,852.7	7,335.2	8,222.9
Deposits	6.8	8.7	12.0	17.7	14.5	27.5	43.2
Surrenders, benefits, and product charges	(710.8)	(267.6)	(245.2)	(348.1)	(346.9)	(1,223.6)	(901.5)
Net cash flow	(704.0)	(258.9)	(233.2)	(330.4)	(332.4)	(1,196.1)	(858.3)
Interest credited and investment performance	60.3	65.7	66.3	72.1	73.2	192.3	228.9
Assets Under Management, end of period	**6,331.4**	**6,975.1**	**7,168.3**	**7,335.2**	**7,593.5**	**6,331.4**	**7,593.5**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	13,105.6	12,883.5	12,648.4	12,494.9	12,362.8	12,648.4	12,209.2
Deposits	338.1	430.4	436.2	379.3	334.8	1,204.7	867.4
Surrenders, benefits, and product charges	(338.6)	(348.0)	(316.5)	(348.6)	(327.3)	(1,003.1)	(949.0)
Net cash flow	(0.5)	82.4	119.8	30.7	7.6	201.7	(81.7)
Interest credited and investment performance	125.0	139.6	115.3	122.8	124.6	380.0	367.3
Assets Under Management, end of period	**13,230.1**	**13,105.5**	**12,883.5**	**12,648.4**	**12,494.9**	**13,230.1**	**12,494.9**
SPIA & Payout							
Assets Under Management, beginning of period	2,886.1	2,871.1	2,803.5	2,760.4	2,762.9	2,803.5	2,806.6
Deposits	76.6	81.4	119.6	94.5	51.1	277.6	128.1
Surrenders, benefits, and product charges	(103.2)	(107.6)	(86.4)	(108.7)	(110.6)	(297.2)	(319.3)
Net cash flow	(26.6)	(26.2)	33.2	(14.2)	(59.5)	(19.6)	(191.2)
Interest credited and investment performance	32.6	41.2	34.4	57.3	57.0	108.2	145.0
Assets Under Management, end of period	**2,892.1**	**2,886.1**	**2,871.1**	**2,803.5**	**2,760.4**	**2,892.1**	**2,760.4**
Mutual Fund Custodial							
Assets Under Management, beginning of period	3,825.1	3,574.3	3,384.9	3,077.8	2,816.2	3,384.9	2,433.5
Deposits	264.9	274.6	292.6	288.3	270.6	832.1	809.1
Surrenders, benefits, and product charges	(143.0)	(148.5)	(146.8)	(135.1)	(133.8)	(438.3)	(363.3)
Net cash flow	121.9	126.1	145.7	153.3	136.8	393.7	445.8
Interest credited and investment performance	(66.8)	124.7	43.7	153.8	124.8	101.6	198.4
Assets Under Management, end of period	**3,880.2**	**3,825.1**	**3,574.3**	**3,384.9**	**3,077.8**	**3,880.2**	**3,077.8**
Other Annuities							
Assets Under Management, beginning of period	473.0	470.4	474.8	452.6	438.9	474.8	428.7
Deposits	0.7	1.7	1.3	1.0	0.6	3.7	3.3
Surrenders, benefits, and product charges	(14.5)	(16.9)	(11.9)	(12.4)	(14.1)	(43.3)	(42.9)
Net cash flow	(13.8)	(15.2)	(10.5)	(11.4)	(13.5)	(39.5)	(39.6)
Interest credited and investment performance	(3.0)	17.8	6.1	33.6	27.2	20.9	63.5
Assets Under Management, end of period	**456.2**	**473.1**	**470.4**	**474.8**	**452.6**	**456.2**	**452.6**
Annuities - Total							
Assets Under Management, beginning of period	27,264.9	26,967.6	26,646.7	26,379.2	26,233.5	26,646.7	26,101.1
Deposits	687.1	796.9	861.7	780.9	671.7	2,345.6	1,851.1
Surrenders, benefits, and product charges	(1,310.0)	(888.7)	(806.8)	(952.8)	(932.7)	(3,005.5)	(2,576.1)
Net cash flow	(622.9)	(91.8)	54.9	(171.9)	(261.0)	(659.9)	(725.0)
Interest credited and investment performance	148.1	389.1	266.0	439.4	406.7	803.3	1,003.1
Assets Under Management, end of period	**26,790.1**	**27,264.9**	**26,967.6**	**26,646.7**	**26,379.2**	**26,790.1**	**26,379.2**

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Investment Management

RETIREMENT | INVESTMENTS | INSURANCE

VOYA FINANCIAL TM

Voya Financial

Investment Management Sources of Operating Earnings

(in millions USD)

Sources of operating earnings before income taxes:

Investment capital and other investment income (1) Fee based margin Administrative expenses

Operating earnings before income taxes

9/30/14

9.3

159.0

(109.7)

58.6

6/30/14

8.2

155.0

(108.3)

54.9

Three Months Ended

3/31/14

7.5

153.0

(110.7)

49.8

12/31/13

12.1

155.0

(114.2)

52.9

9/30/13

16.8

143.3

(106.1)

54.0

Year-to-Date

9/30/14

25.0 467.0 (328.7)

163.3

9/30/13

25.6 415.0 (315.4)

125.2

(1) The three months ended 9/30/13 and 12/31/13 include $11.5 million and $1.7 million respectively of net investment income from Lehman Recovery/LIHTC.

Voya Financial

Investment Management Operating Earnings

(in millions USD)

Operating revenues

Net investment income and net realized gains (losses) Fee income Other revenue

Total operating revenues

Operating benefits and expenses

Operating expenses

Total operating benefits and expenses

Operating earnings before income taxes

Three Months Ended

9/30/14

9.0

149.5

9.8

168.3

(109.7)

(109.7)

58.6

6/30/14

8.0

147.1

8.1

163.2

(108.3)

(108.3)

54.9

3/31/14

7.3

145.8

7.4

160.5

(110.7)

(110.7)

49.8

12/31/13

11.7

141.4

14.0

167.1

(114.2)

(114.2)

52.9

9/30/13

16.4

135.4

8.3

160.1

(106.1)

(106.1)

54.0

Year-to-Date

9/30/14

24.3 442.4 25.3

492.0

(328.7)

(328.7)

163.3

9/30/13

25.3 389.4 25.9

440.6

(315.4)

(315.4)

125.2

Voya Financial
Investment Management Key Metrics

Page 33 of 70

(in millions USD)	Balances as of 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Balances as of 9/30/14	9/30/13
Client Assets by Source:							
External clients							
Investment Management sourced	69,232.2	70,518.2	69,104.4	66,362.2	63,275.4	69,232.2	63,275.4
Affiliate sourced	58,941.3	58,728.9	57,988.9	53,935.0	52,169.6	58,941.3	52,169.6
Subtotal external clients	**128,173.5**	**129,247.1**	**127,093.3**	**120,297.2**	**115,445.0**	**128,173.5**	**115,445.0**
General Account (1)	78,503.1	78,335.1	79,684.4	78,988.8	80,260.3	78,503.1	80,260.3
Total Client Assets (AUM)	**206,676.6**	**207,582.2**	**206,777.7**	**199,286.0**	**195,705.3**	**206,676.6**	**195,705.3**
Administration Only Assets (AUA)	53,080.7	55,778.9	53,688.8	58,462.8	55,843.7	53,080.7	55,843.7
Total AUM and AUA	**259,757.3**	**263,361.1**	**260,466.5**	**257,748.8**	**251,549.0**	**259,757.3**	**251,549.0**

	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year to Date 9/30/14	9/30/13
Analysis of investment advisory and administrative revenues, net, by source: (2)							
External clients							
Investment Management sourced	77.9	77.4	78.5	74.6	69.4	233.8	195.6
Affiliate sourced	32.1	28.9	28.3	26.8	25.8	89.3	71.4
Subtotal External Clients	**110.0**	**106.3**	**106.8**	**101.4**	**95.2**	**323.1**	**267.0**
General Account	36.0	36.5	36.1	36.2	36.2	108.6	109.2
Total investment advisory and administrative revenues, net, from AUM	**146.0**	**142.8**	**142.9**	**137.6**	**131.4**	**431.7**	**376.2**
Administration Only Fees	3.5	4.3	2.9	3.8	4.0	10.7	13.2
Total investment advisory and administrative revenues, net, by source (2)	**149.5**	**147.1**	**145.8**	**141.4**	**135.4**	**442.4**	**389.4**
Revenue Yield (bps): (2) (3)							
External clients							
Investment Management sourced	44.4	44.7	46.7	46.0	44.7	45.4	44.0
Affiliate sourced	21.6	19.9	20.4	20.1	20.5	20.7	19.2
Revenue Yield on Institutional/retail	**34.0**	**33.3**	**34.8**	**34.4**	**33.8**	**34.1**	**32.7**
General Account	18.4	18.4	18.3	18.0	18.0	18.3	18.2
Revenue Yield on Client Assets (AUM)	**28.1**	**27.6**	**28.3**	**27.7**	**27.3**	**28.1**	**26.6**
Revenue Yield on Administration Only Assets (AUA)	2.6	3.2	2.1	2.7	2.9	2.6	3.2
Total Revenue Yield on AUM and AUA (bps) (2) (3)	**22.8**	**22.5**	**22.6**	**22.1**	**21.8**	**22.7**	**21.2**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

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Page 34 of 70

Voya Financial
Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
AUM Roll-forward By Source							
Investment Management Sourced							
Beginning AUM	**70,518.2**	**69,104.4**	**66,362.2**	**63,275.4**	**60,643.9**	**66,362.2**	**54,061.9**
Inflows							
Inflows from sub-advisor replacements	-	-	-	-	-	-	197.6
Inflows-other	2,872.2	3,106.7	4,189.3	4,589.9	3,875.4	10,168.2	14,234.0
Outflows	(3,284.8)	(3,701.5)	(2,844.0)	(3,302.9)	(3,160.6)	(9,830.3)	(7,940.9)
Net Flows	**(412.6)**	**(594.8)**	**1,345.3**	**1,287.0**	**714.9**	**337.9**	**6,490.8**
Net Money Market Flows	(13.1)	(34.1)	28.1	2.3	5.1	(19.1)	(19.6)
Change in Market Value	(1,052.2)	1,614.4	843.6	1,827.6	1,801.8	1,405.8	3,016.9
Other (Including Acquisitions / Divestitures)	191.9	428.3	525.2	(30.0)	109.8	1,145.4	(274.7)
Investment Management sourced AUM End of Period	**69,232.2**	**70,518.2**	**69,104.4**	**66,362.2**	**63,275.4**	**69,232.2**	**63,275.4**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	-0.59%	-0.86%	2.03%	2.03%	1.18%	0.51%	12.01%
Market Growth %	-1.49%	2.34%	1.27%	2.89%	2.97%	2.12%	5.58%
Affiliate Sourced							
Beginning AUM	**58,728.9**	**57,988.9**	**53,935.0**	**52,169.5**	**49,404.6**	**53,935.0**	**47,284.6**
Inflows							
Inflows from sub-advisor replacements	2,130.2	-	4,671.9	-	869.8	6,802.1	1,853.9
Inflows-other	667.5	757.3	949.2	1,149.3	1,849.6	2,374.0	4,453.3
Outflows	(2,206.3)	(2,020.2)	(2,082.2)	(1,790.4)	(1,600.8)	(6,308.7)	(4,687.4)
Net Flows	**591.4**	**(1,262.9)**	**3,538.9**	**(641.1)**	**1,118.6**	**2,867.4**	**1,619.8**
Net Money Market Flows	(34.1)	(95.8)	(45.5)	(156.8)	(21.1)	(175.4)	(207.5)
Change in Market Value	(293.4)	1,915.8	639.8	2,491.3	2,088.5	2,262.2	4,210.1
Other (Including Acquisitions / Divestitures)	(51.6)	182.9	(79.3)	72.1	(421.0)	52.0	(737.4)
Affiliate sourced AUM End of Period	**58,941.3**	**58,728.9**	**57,988.9**	**53,935.0**	**52,169.5**	**58,941.3**	**52,169.6**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	1.01%	-2.18%	6.56%	-1.23%	2.26%	5.32%	3.43%
Market Growth %	-0.50%	3.30%	1.19%	4.78%	4.23%	4.19%	8.90%
Other affiliate sourced net flows	1,581.4	(401.4)	4,340.2	10.0	1,722.3	5,520.2	3,335.1
Variable annuity net flows	(990.0)	(861.5)	(801.3)	(651.1)	(603.8)	(2,652.8)	(1,715.2)
Total affiliate sourced net flows	**591.4**	**(1,262.9)**	**3,538.9**	**(641.1)**	**1,118.6**	**2,867.4**	**1,619.8**
Investment Management sourced net flows	**(412.6)**	**(594.8)**	**1,345.3**	**1,287.0**	**714.9**	**337.9**	**6,490.8**
Total net flows	**178.8**	**(1,857.7)**	**4,884.2**	**645.9**	**1,833.5**	**3,205.3**	**8,110.6**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**(961.4)**	**(996.2)**	**1,013.6**	**1,297.0**	**1,567.5**	**(944.0)**	**7,774.3**

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VOYA FINANCIAL™

Voya Financial

Investment Management Account Value by Asset Type

(in millions USD)

Institutional

Equity

Fixed Income Real Estate Money Market

Total

Retail

Equity

Fixed Income Real Estate Money Market

Total

General Account

Equity

Fixed Income Real Estate Money Market

Total

Combined Asset Type

Equity

Fixed Income Real Estate Money Market

Total

Balances as of

9/30/14

18,143.9 38,535.2 -11.4

56,690.5

44,026.3 18,604.5 6,889.1 1,963.1

71,483.0

232.1 77,227.6 -1,043.4

78,503.1

62,402.3 134,367.3 6,889.1 3,017.9

206,676.6

6/30/14

18,465.7 39,259.3 -11.5

57,736.5

43,723.5 18,505.3 7,250.2 2,031.6

71,510.6

254.7 77,204.4 -876.0

78,335.1

62,443.9 134,969.0 7,250.2 2,919.1

207,582.2

3/31/14

18,934.5 38,014.5 -28.1

56,977.1

42,320.6 18,798.5 6,873.5 2,123.6

70,116.2

265.4 78,457.1 -961.9

79,684.4

61,520.5 135,270.1 6,873.5 3,113.6

206,777.7

12/31/13

18,334.8 36,532.3 -28.6

54,895.7

41,408.5 15,209.9 6,647.6 2,135.5

65,401.5

280.3 77,958.6 -749.9

78,988.8

60,023.6 129,700.8 6,647.6 2,914.0

199,286.0

9/30/13

16,934.3 35,223.5 -27.2

52,185.0

38,963.8 15,191.3 6,801.5 2,303.4

63,260.0

292.6 78,097.5 -1,870.2

80,260.3

56,190.9 128,512.2 6,801.5 4,200.7

195,705.3

Individual Life

Page 37 of 70

Voya Financial
Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	59.6	52.1	53.9	57.1	95.1	165.6	195.7
Fee based margin	4.4	4.4	5.5	5.8	4.6	14.3	14.4
Net underwriting gain (loss) and other revenue	93.4	123.9	86.7	100.4	119.9	304.0	351.6
Administrative expenses	(62.3)	(64.4)	(68.3)	(65.9)	(64.0)	(195.0)	(200.8)
Trail commissions	(6.2)	(6.0)	(6.2)	(4.9)	(4.8)	(18.4)	(18.4)
DAC/VOBA and other intangibles amortization, excluding unlocking [1]	(42.0)	(45.1)	(33.4)	(39.1)	(70.2)	(120.5)	(163.5)
DAC/VOBA and other intangibles unlocking [1]	(7.1)	(1.5)	(7.1)	(6.4)	36.4	(15.7)	28.8
Operating earnings before income taxes	**39.8**	**63.4**	**31.1**	**47.0**	**117.0**	**134.3**	**207.8**
Gross Investment Income							
Fixed income	212.5	209.1	210.7	209.5	208.6	632.3	616.0
Limited partnership income	4.9	2.6	4.2	3.6	0.7	11.7	6.1
Prepayment fee income	4.5	3.0	0.5	3.6	3.6	8.0	14.4
Total gross investment income	**221.9**	**214.7**	**215.4**	**216.7**	**212.9**	**652.0**	**636.5**
Investment expenses	(6.2)	(6.0)	(6.1)	(6.2)	(5.8)	(18.3)	(16.9)
Credited interest	(164.8)	(163.9)	(162.1)	(165.1)	(162.5)	(490.8)	(488.6)
Net margin	**50.9**	**44.8**	**47.2**	**45.4**	**44.6**	**142.9**	**131.0**
Other investment income [1] [2]	8.7	7.3	6.7	11.7	50.6	22.7	64.7
Investment spread and other investment income	**59.6**	**52.1**	**53.9**	**57.1**	**95.1**	**165.6**	**195.7**
Net underwriting gain (loss) and other revenue							
Fee Revenue/Premiums	492.3	504.3	488.5	494.2	499.3	1,485.2	1,487.8
Net Mortality, including Reinsurance	(326.4)	(299.4)	(326.4)	(305.8)	(283.9)	(952.2)	(879.1)
Reserve Change/Other	(72.5)	(81.0)	(75.4)	(88.0)	(95.5)	(229.0)	(257.1)
Total net underwriting gain (loss) and other revenue	**93.4**	**123.9**	**86.7**	**100.4**	**119.9**	**304.0**	**351.6**

[1] The three months ended 9/30/13 and 12/31/13 include $43.4 million and $3.8 million of net investment income, $(23.0) million and $(2.1) million of DAC/VOBA and other intangibles amortization, and $16.2 million and $1.4 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC, respectively.
[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

RETIREMENT | INVESTMENTS | INSURANCE

Voya Financial

Individual Life Operating Earnings

(in millions USD)

Operating revenues

Net investment income and net realized gains (losses) Fee income Premiums Other revenue

Total operating revenues

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders Operating expenses Net amortization of DAC/VOBA

Interest expense

Total operating benefits and expenses

Operating earnings before income taxes

Three Months Ended

9/30/14

226.3 269.3 179.1 4.4

679.1

(632.8) (88.7) 82.2 -

(639.3)

39.8

6/30/14

215.5 285.5 191.7 7.2

699.9

(499.3) (91.3) (45.9) -

(636.5)

63.4

3/31/14

219.8 283.6 183.7 5.1

692.2

(527.8) (95.7) (37.6) -

(661.1)

31.1

12/31/13

224.5 278.5 185.3 4.6

692.9

(518.8) (88.9) (38.2) -

(645.9)

47.0

9/30/13

258.7 278.4 174.7 5.3

717.1

(468.7) (83.9) (47.5) -

(600.1)

117.0

Year-to-Date

9/30/14

661.6 838.4 554.5 16.7

2,071.2

(1,659.9) (275.7) (1.3) -

(1,936.9)

134.3

9/30/13

691.0

835.2

552.6

20.2

2,099.0

(1,482.7)

(269.4)

(138.0)

(1.1)

(1,891.2)

207.8

Page 39 of 70

Voya Financial
Individual Life Key Metrics

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Sales by Product Line							
Guaranteed	-	-	-	-	0.1	-	0.6
Accumulation	2.6	2.1	2.8	2.0	2.8	7.5	10.7
Indexed	16.0	13.3	7.9	8.4	5.8	37.2	19.2
Total Universal life	**18.6**	**15.4**	**10.7**	**10.4**	**8.7**	**44.7**	**30.5**
Variable life	1.4	1.5	0.9	0.7	2.8	3.8	7.9
Term	6.8	8.1	7.2	9.8	11.2	22.1	40.3
Whole life	-	-	0.1	0.1	0.1	0.1	0.1
Total sales by product line	**26.8**	**25.0**	**18.9**	**21.0**	**22.8**	**70.7**	**78.8**
Sales by Distribution							
Independent life sales	20.1	17.2	13.2	12.9	13.3	50.5	49.6
Strategic distribution	4.2	5.2	3.7	5.2	5.8	13.1	16.5
Alternative and specialty markets	2.5	2.6	2.0	2.9	3.7	7.1	12.7
Total sales by distribution	**26.8**	**25.0**	**18.9**	**21.0**	**22.8**	**70.7**	**78.8**
Gross premiums and deposits by product:							
Interest sensitive	292.5	291.5	276.0	276.1	271.5	860.0	819.9
Non - interest sensitive	218.8	232.7	223.6	227.0	217.2	675.1	674.2
Total gross premiums and deposits	**511.3**	**524.2**	**499.6**	**503.0**	**488.7**	**1,535.1**	**1,494.1**
Applications							
New business policy count (Paid)	7,452	8,837	7,879	9,906	11,904	24,168	43,331
End of Period:							
In-force face amount (by product)							
Universal life	77,867	77,948	78,162	78,581	78,901	77,867	78,901
Variable life	26,806	27,250	27,667	28,198	28,679	26,806	28,679
Term	491,344	493,570	494,756	495,995	496,935	491,344	496,935
Whole life	2,110	2,145	2,176	2,217	2,241	2,110	2,241
Total In-force Face	**598,128**	**600,914**	**602,761**	**604,990**	**606,756**	**598,128**	**606,756**
In-force policy count (in whole numbers)							
Universal life	283,349	286,236	289,045	292,096	295,241	283,349	295,241
Variable life	63,597	64,569	65,635	66,811	67,887	63,597	67,887
Term	822,955	826,465	828,414	830,832	832,506	822,955	832,506
Whole life	135,450	138,054	140,209	142,409	144,274	135,450	144,274
Total Policy Counts	**1,305,351**	**1,315,324**	**1,323,303**	**1,332,148**	**1,339,908**	**1,305,351**	**1,339,908**
Assets under management							
General account	13,424.2	13,381.3	13,308.0	13,271.3	13,257.4	13,424.2	13,257.4
Separate account	2,694.5	2,761.6	2,699.7	2,724.3	2,590.3	2,694.5	2,590.3
Total	**16,118.7**	**16,142.9**	**16,007.7**	**15,995.6**	**15,847.7**	**16,118.7**	**15,847.7**

RETIREMENT | INVESTMENTS | INSURANCE

Employee Benefits

Page 41 of 70

Voya Financial
Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	14.3	11.4	10.9	13.6	16.3	36.6	40.0
Net underwriting gain (loss) and other revenue	88.3	91.5	83.1	78.3	76.3	262.9	226.0
Administrative expenses	(40.0)	(42.0)	(44.7)	(38.5)	(39.9)	(126.7)	(120.5)
Trail commissions	(21.0)	(18.9)	(23.4)	(18.0)	(18.7)	(63.3)	(58.0)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3.2)	(2.4)	(4.4)	(4.4)	(4.9)	(10.0)	(11.9)
DAC/VOBA and other intangibles unlocking	(1.4)	(1.8)	(4.6)	(0.5)	-	(7.8)	-
Operating earnings before income taxes	**37.0**	**37.8**	**16.9**	**30.5**	**29.1**	**91.7**	**75.6**
Gross Investment Income							
Fixed income	25.6	25.3	24.7	25.4	25.3	75.6	76.1
Limited partnership income	0.6	0.3	0.4	0.6	-	1.3	0.6
Prepayment fee income	0.7	0.4	0.1	1.0	1.1	1.2	2.9
Total gross investment income	**26.9**	**26.0**	**25.2**	**27.0**	**26.4**	**78.1**	**79.6**
Investment expenses	(0.7)	(0.7)	(0.8)	(0.6)	(0.8)	(2.4)	(2.5)
Credited interest	(14.9)	(16.4)	(15.8)	(15.7)	(15.8)	(47.1)	(48.3)
Net margin	**11.3**	**8.9**	**8.6**	**10.7**	**9.8**	**28.6**	**28.8**
Other investment income [1] [2]	3.0	2.5	2.3	2.9	6.5	8.0	11.2
Investment spread and other investment income	**14.3**	**11.4**	**10.9**	**13.6**	**16.3**	**36.6**	**40.0**
Group life							
Premiums	111.9	115.7	113.3	117.2	118.1	340.9	356.2
Benefits	(84.3)	(86.4)	(92.9)	(84.3)	(97.0)	(263.6)	(288.4)
Other [3]	(2.3)	(1.8)	(2.1)	(2.5)	(1.1)	(6.2)	(6.7)
Total	**25.3**	**27.5**	**18.3**	**30.5**	**20.0**	**71.1**	**61.1**
Loss Ratio (Interest adjusted)	**75.4%**	**74.7%**	**82.0%**	**72.0%**	**82.1%**	**77.3%**	**81.0%**
Group stop loss							
Premiums	164.1	164.0	163.9	138.8	136.3	492.0	405.9
Benefits	(118.4)	(118.5)	(118.6)	(108.9)	(99.3)	(355.5)	(301.3)
Other [3]	(0.8)	(0.9)	(1.4)	(0.4)	(1.1)	(3.1)	(2.7)
Total	**44.9**	**44.6**	**43.9**	**29.5**	**35.9**	**133.4**	**101.9**
Loss Ratio	**72.1%**	**72.2%**	**72.4%**	**78.4%**	**72.8%**	**72.3%**	**74.2%**
Voluntary Benefits, Disability, and Other	**18.3**	**19.5**	**21.0**	**18.3**	**20.5**	**58.5**	**62.9**
Net underwriting gain (loss) and other revenue	**88.3**	**91.5**	**83.1**	**78.3**	**76.3**	**262.9**	**226.0**

[1] The three months ended 9/30/13 and 12/31/13 include $4.0 million and $0.3 million of net investment income from Lehman Recovery/LIHTC, respectively.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment.

[3] Other includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

RETIREMENT | INVESTMENTS | INSURANCE

VOYA FINANCIAL™

Voya Financial

Employee Benefits Operating Earnings

(in millions USD)

Operating revenues

Net investment income and net realized gains (losses) Fee income Premiums Other revenue

Total operating revenues

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders Operating expenses Net amortization of DAC/VOBA

Total operating benefits and expenses

Operating earnings before income taxes

Three Months Ended

9/30/14

29.1

23.9

293.7

(0.8)

345.9

(235.7)

(60.9)

(12.3)

(308.9)

37.0

6/30/14

27.7

14.7

302.8

(2.7)

342.5

(239.6)

(60.9)

(4.2)

(304.7)

37.8

3/31/14

26.7

15.6

296.3

0.3

338.9

(244.5)

(68.4)

(9.1)

(322.0)

16.9

12/31/13

29.2

15.9

272.4

(1.0)

316.5

(223.9)

(57.1)

(5.0)

(286.0)

30.5

9/30/13

32.1

15.5

269.6

(1.0)

316.2

(223.7)

(58.5)

(4.9)

(287.1)

29.1

Year-to-Date

9/30/14

83.5

54.2

892.8

(3.2)

1,027.3

(719.8)

(190.2)

(25.6)

(935.6)

91.7

9/30/13

88.4

47.1

813.5

(3.0)

946.0

(679.5)

(179.0)

(11.9)

(870.4)

75.6

Voya Financial

Employee Benefits Key Metrics

(in millions USD)

Sales

Group life (Basic / Sup / AD&D) Group stop loss Disability Association (Life, DI, PAI) Other (PAI)

Total group products Voluntary products

Total sales by product line

Total gross premiums and deposits

Total annualized in-force premiums

Assets under management (EOP)

General account Separate account

Total

Three Months Ended

9/30/14

7.2 21.8 1.0 -0.3

30.3 5.2

35.5

340.6

1,398.2

1,780.8 16.0

1,796.8

6/30/14

4.1 9.4 0.7 0.7 -

14.9 4.3

19.2

348.3

1,396.7

1,791.3 16.2

1,807.5

Months

3/31/14

37.5 182.4 8.6 -1.0

229.5 22.3

251.8

342.9

1,407.7

1,760.5 15.9

1,776.4

12/31/13

5.4

14.0

3.1

3.6

0.4

26.5

9.1

35.6

314.5

1,294.6

1,739.2

15.9

1,755.1

9/30/13

7.3

38.1

2.5

0.1

0.2

48.2

4.0

52.2

316.2

1,292.4

1,753.6

15.2

1,768.8

Year-to-Date

9/30/14

48.8

213.6

10.3

0.7

1.3

274.7

31.8

306.5

1,031.8

1,398.2

1,780.8

16.0

1,796.8

9/30/13

52.9

139.4

14.4

0.4

2.1

209.3

18.1

227.4

947.0

1,292.4

1,753.6

15.2

1,768.8

Corporate

Voya Financial

Corporate Operating Earnings

(in millions USD)

Interest expense

Closed Block Variable Annuity contingent capital LOC Amortization of intangibles Other (1)

Operating earnings before income taxes

Three Months Ended

9/30/14

(46.8) -(9.2) 8.9

(47.1)

6/30/14

(46.7) -(8.6) 17.0

(38.3)

3/31/14

(47.0) -(8.6) 18.3

(37.3)

12/31/13

(47.0) -(8.7) 11.7

(44.0)

9/30/13

(47.6) -(8.7) (7.4)

(63.7)

Year-to-Date

9/30/14

(140.5) -(26.4) 44.2

(122.7)

9/30/13

(132.7) (18.4) (26.3) 10.8

(166.6)

(1) The three months ended 12/31/13, 3/31/14, and 6/30/14 include $3.2 million, $(1.8) million, and $5.8 million of net investment income from Lehman Recovery, respectively.

Closed Blocks (Variable Annuity and Other)

Page 47 of 70

Voya Financial
Closed Block ISP and Other Operating Earnings

(in millions USD)	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Closed Block Institutional Spread Products [1]	8.5	6.6	5.4	(5.8)	8.7	20.5	41.7
Closed Block Other [2]	2.0	3.9	(4.5)	2.5	5.8	1.4	12.2
Operating earnings before income taxes	**10.5**	**10.5**	**0.9**	**(3.3)**	**14.5**	**21.9**	**53.9**

Closed Block Institutional Spread Products	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Operating revenues							
Net investment income and net realized gains (losses) [1]	18.4	16.6	17.2	21.1	22.8	52.2	86.8
Premiums	0.6	0.6	0.6	0.6	0.6	1.8	1.8
Other revenue	(0.4)	(0.2)	(0.2)	(0.3)	(0.3)	(0.8)	(0.9)
Total operating revenues	**18.6**	**17.0**	**17.6**	**21.4**	**23.1**	**53.2**	**87.7**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(7.5)	(7.5)	(8.8)	(24.6)	(11.9)	(23.8)	(38.1)
Operating expenses	(2.5)	(2.8)	(3.3)	(2.5)	(2.4)	(8.6)	(7.6)
Net amortization of DAC/VOBA	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.3)
Total operating benefits and expenses	**(10.1)**	**(10.4)**	**(12.2)**	**(27.2)**	**(14.4)**	**(32.7)**	**(46.0)**
Operating earnings before income taxes	**8.5**	**6.6**	**5.4**	**(5.8)**	**8.7**	**20.5**	**41.7**

Closed Block Other	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Operating revenues							
Net investment income and net realized gains (losses) [2]	6.0	6.2	5.9	5.5	7.1	18.1	19.1
Premiums	0.6	0.9	1.9	(0.1)	0.4	3.4	2.4
Other revenue	0.2	(0.1)	0.2	0.2	0.1	0.3	0.6
Total operating revenues	**6.8**	**7.0**	**8.0**	**5.6**	**7.6**	**21.8**	**22.1**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(0.4)	(1.4)	(6.7)	(0.6)	0.8	(8.5)	1.3
Operating expenses	(4.4)	(1.7)	(5.8)	(2.5)	(2.6)	(11.9)	(11.2)
Total operating benefits and expenses	**(4.8)**	**(3.1)**	**(12.5)**	**(3.1)**	**(1.8)**	**(20.4)**	**(9.9)**
Operating earnings before income taxes	**2.0**	**3.9**	**(4.5)**	**2.5**	**5.8**	**1.4**	**12.2**

[1] The three months ended 9/30/13 and 12/31/13 include $(0.2) million and $(0.2) million of net investment income from Lehman Recovery/LIHTC, respectively.

[2] The three months ended 9/30/13 and 12/31/13 include $0.8 million and $(0.2) million of net investment income from Lehman Recovery/LIHTC, respectively.

RETIREMENT | INVESTMENTS | INSURANCE

Page 48 of 70

Voya Financial
Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Revenues							
Net investment income	43.0	38.9	34.8	29.5	28.8	116.7	68.1
Fee income	316.2	315.8	316.8	331.8	325.3	948.8	955.3
Premiums	76.0	93.0	50.2	40.4	38.8	219.2	38.8
Net realized gains (losses)	222.1	(339.4)	(121.1)	(560.8)	(463.0)	(238.4)	(1,647.8)
Other revenues and premiums	3.3	3.8	3.9	3.2	4.0	11.0	15.2
Total revenues	**660.6**	**112.1**	**284.6**	**(155.9)**	**(66.1)**	**1,057.3**	**(570.4)**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(429.3)	(62.8)	(126.5)	64.5	37.6	(618.6)	(12.6)
Operating expenses and interest expense	(116.9)	(118.6)	(122.1)	(119.6)	(119.2)	(357.6)	(347.9)
Net amortization of DAC/VOBA	16.6	(14.8)	(15.8)	(15.4)	(19.7)	(14.0)	(52.0)
Total benefits and expenses	**(529.6)**	**(196.2)**	**(264.4)**	**(70.5)**	**(101.3)**	**(990.2)**	**(412.5)**
Income (loss) before income taxes	**131.0**	**(84.1)**	**20.2**	**(226.4)**	**(167.4)**	**67.1**	**(982.9)**

The following table presents notable items that result in volatility in income (loss) before income taxes:	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [(1)]	(334.8)	(256.7)	(239.1)	(201.9)	(366.3)	(830.6)	(1,227.6)
Gains (losses) related to CHO program [(1)]	(7.5)	(43.2)	(10.9)	-	(40.7)	(61.6)	(244.8)
Gain (loss) due to nonperformance risk[(1)]	187.3	(32.2)	29.5	(271.7)	5.2	184.6	(222.8)
Net investment gains (losses) [(1)]	(0.2)	(0.7)	(0.6)	(0.7)	(3.7)	(1.5)	13.3
DAC/VOBA and other intangibles unlocking and loss recognition	37.8	1.6	0.4	1.6	(4.3)	39.8	(6.3)

[(1)] Amounts exclude net amortization of DAC/VOBA and other intangibles.

RETIREMENT | INVESTMENTS | INSURANCE

Voya Financial

Closed Block Variable Annuity Death and Living Benefits

(in millions USD)

Death and living benefits-account value

GMAB/GMWB GMIB

GMWBL

No living benefits

Total (1)

Net amount at risk (after reinsurance) Total DB NAR

GMAB/GMWB GMIB(2) GMWBL(2)

Total LB NAR

Balances as of

9/30/14

810

14,828

15,921

10,626

42,185

5,263

18

2,270

902

3,190

6/30/14

873

15,641

16,548

11,106

44,168

4,753

17

1,885

695

2,597

3/31/14

893

15,594

16,373

11,117

43,977

5,090

20

1,964

656

2,640

12/31/13

943

15,909

16,537

11,351

44,740

5,074

20

1,682

452

2,154

9/30/13

957

15,443

16,053

11,107

43,560

5,720

25

2,321

700

3,046

(1)Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business (2) GMIB and GMWBL values represent discounted net amount at risk

Voya Financial
Closed Block Variable Annuity AUM Rollforward

Page 50 of 70

(in millions USD)	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Products in accumulation phase:							
Balance as of beginning of period	44,223.4	44,022.8	44,788.2	43,608.4	42,635.2	44,788.2	42,590.6
Deposits	34.9	47.4	53.6	55.1	61.0	135.9	215.5
Surrenders, benefits, and product charges	(1,260.1)	(1,309.6)	(1,234.4)	(1,172.5)	(1,097.2)	(3,804.1)	(3,330.2)
Net cash flow	(1,225.2)	(1,262.2)	(1,180.9)	(1,117.4)	(1,036.2)	(3,668.2)	(3,114.7)
Interest credited and investment performance	(760.0)	1,462.8	415.4	2,297.2	2,009.4	1,118.2	4,132.5
Balance as of end of period	**42,238.2**	**44,223.4**	**44,022.8**	**44,788.2**	**43,608.4**	**42,238.2**	**43,608.4**
End of period contracts in payout status	1,312.0	1,167.0	1,019.2	910.8	818.5	1,312.0	818.5
Total balance as of end of period*	**43,550.2**	**45,390.4**	**45,042.0**	**45,699.0**	**44,426.9**	**43,550.2**	**44,426.9**
Assets Under Management							
General account	1,795.2	1,651.4	1,517.3	1,429.1	1,379.7	1,795.2	1,379.7
Separate account	41,755.0	43,739.0	43,524.7	44,269.9	43,047.2	41,755.0	43,047.2
Total*	**43,550.2**	**45,390.4**	**45,042.0**	**45,699.0**	**44,426.9**	**43,550.2**	**44,426.9**

*Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

RETIREMENT | INVESTMENTS | INSURANCE

VOYA FINANCIAL™

Investment Information

Page 52 of 70

Voya Financial
Portfolio Composition

(in millions USD)	9/30/14 Amount	9/30/14 % of Total	6/30/14 Amount	6/30/14 % of Total	3/31/14 Amount	3/31/14 % of Total	12/31/13 Amount	12/31/13 % of Total	9/30/13 Amount	9/30/13 % of Total
	Balances as of									
Composition of Investment Portfolio										
Fixed maturities, available for sale, at fair value, before consolidation	70,180.5		70,948.8		70,474.0		68,341.9		69,258.8	
CLOs Adjustments [1]	(43.2)		(56.9)		(43.8)		(43.0)		(118.0)	
VOEs Adjustments [1]	18.4		32.4		19.5		18.9		30.6	
Fixed maturities, available for sale, at fair value, after consolidation	70,155.7	78.1%	70,924.3	78.9%	70,449.7	79.3%	68,317.8	78.4%	69,171.4	77.7%
Fixed maturities, at fair value using the fair value option	3,557.8	4.0%	3,538.7	3.9%	3,082.1	3.5%	2,935.3	3.4%	2,910.2	3.3%
Equity securities, available for sale, at fair value	270.5	0.3%	273.5	0.3%	276.6	0.3%	314.4	0.4%	279.6	0.3%
Short-term investments	1,173.1	1.3%	775.9	0.9%	1,046.2	1.2%	1,048.1	1.2%	2,547.3	2.8%
Mortgage loans on real estate	9,949.7	11.1%	9,491.4	10.6%	9,258.1	10.4%	9,312.2	10.7%	9,015.6	10.1%
Policy loans	2,104.2	2.3%	2,113.7	2.4%	2,119.7	2.4%	2,147.0	2.5%	2,147.5	2.4%
Limited partnerships/corporations, before consolidation	1,080.9		1,036.9		875.0		890.4		984.3	
VOEs Adjustments [1]	(732.7)		(693.0)		(656.1)		(654.0)		(594.3)	
Limited partnerships/corporations, after consolidation	348.2	0.4%	343.9	0.4%	218.9	0.2%	236.4	0.3%	390.0	0.4%
Derivatives	1,136.8	1.3%	1,094.6	1.2%	1,044.7	1.2%	1,149.3	1.3%	1,087.4	1.3%
Other investments	106.8	0.1%	120.2	0.1%	124.1	0.1%	124.6	0.1%	145.7	0.2%
Securities pledged to creditors	1,021.6	1.1%	1,145.1	1.3%	1,271.3	1.4%	1,465.7	1.7%	1,312.6	1.5%
Total investments, after consolidation	**89,824.4**	**100.0%**	**89,821.3**	**100.0%**	**88,891.4**	**100.0%**	**87,050.8**	**100.0%**	**89,007.3**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	4,649.4	6.2%	5,231.4	6.9%	5,907.2	8.0%	5,800.1	8.0%	6,336.4	8.6%
U.S. Corporate - Public	33,984.0	45.4%	34,203.7	45.2%	33,257.9	44.5%	32,033.7	44.0%	32,048.9	43.8%
U.S. Corporate - Private	6,094.2	8.2%	6,025.6	8.0%	5,915.6	7.9%	5,444.9	7.5%	5,362.3	7.3%
Foreign Government / Agency	897.0	1.2%	927.9	1.2%	907.2	1.2%	1,051.4	1.4%	1,057.5	1.4%
Foreign Corporate - Public	7,719.8	10.3%	7,649.0	10.1%	7,383.6	9.9%	7,044.1	9.7%	6,982.4	9.5%
Foreign Corporate - Private	8,400.7	11.3%	8,440.0	11.2%	8,449.8	11.4%	8,261.0	11.4%	8,149.1	11.1%
State, municipalities and political subdivisions	454.8	0.6%	367.0	0.5%	293.6	0.4%	281.1	0.4%	285.0	0.4%
Residential mortgaged-backed securities:										
CMO-B Agency	3,080.0	4.1%	3,017.5	3.9%	3,051.7	4.0%	2,945.5	4.0%	2,882.5	3.9%
CMO-B Non-Agency	391.4	0.5%	419.2	0.6%	424.2	0.6%	430.3	0.6%	449.0	0.6%
Agency	2,376.8	3.2%	2,544.7	3.4%	2,735.0	3.6%	2,881.9	4.0%	3,030.0	4.1%
Non-Agency [3]	1,408.1	1.9%	1,465.3	1.9%	1,447.4	1.9%	1,478.9	2.0%	1,587.8	2.2%
Total Residential mortgage-backed securities	**7,256.3**	**9.7%**	**7,446.7**	**9.8%**	**7,658.3**	**10.1%**	**7,736.6**	**10.6%**	**7,949.3**	**10.8%**
Commercial mortgage-backed securities	4,030.8	5.4%	3,911.1	5.2%	3,796.1	5.0%	3,752.1	5.2%	3,867.6	5.3%
Other asset-backed securities [3]	1,248.1	1.7%	1,405.7	1.9%	1,233.8	1.6%	1,313.8	1.8%	1,355.7	1.8%
Total fixed maturities, including securities pledged [5]	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**	**73,394.2**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	2,362.3	3.2%	2,244.1	3.0%	2,032.5	2.7%	2,153.6	3.0%	2,423.9	3.3%
Due after one year through five years	13,484.2	18.0%	14,196.3	18.8%	14,748.5	19.8%	14,397.4	19.8%	16,036.2	21.8%
Due after five years through ten years	21,719.0	29.1%	21,912.8	29.0%	22,070.1	29.6%	21,303.4	29.3%	20,113.5	27.4%
Due after ten years	24,634.4	32.9%	24,491.4	32.3%	23,263.8	31.2%	22,061.9	30.3%	21,648.0	29.6%
CMO-B	3,471.4	4.6%	3,436.7	4.5%	3,475.9	4.6%	3,375.8	4.6%	3,331.5	4.5%
Mortgage-backed securities	7,815.7	10.5%	7,921.1	10.5%	7,978.5	10.5%	8,112.9	11.2%	8,485.4	11.6%
Other asset-backed securities [3]	1,248.1	1.7%	1,405.7	1.9%	1,233.8	1.6%	1,313.8	1.8%	1,355.7	1.8%
Total fixed maturities, including securities pledged	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**	**73,394.2**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
NAIC Quality Designation										
1	42,099.3	56.3%	42,638.8	56.3%	42,124.9	56.3%	41,169.4	56.5%	41,616.0	56.7%
2	29,140.6	39.0%	29,511.1	39.0%	29,249.6	39.1%	28,555.4	39.3%	28,315.4	38.6%
3	2,855.2	3.8%	2,839.0	3.8%	2,772.8	3.7%	2,415.8	3.3%	2,735.2	3.7%
4	393.4	0.5%	360.5	0.5%	407.9	0.5%	329.5	0.5%	456.9	0.6%
5	59.1	0.1%	63.4	0.1%	59.3	0.1%	61.7	0.1%	78.2	0.1%
6	187.5	0.3%	195.3	0.3%	188.6	0.3%	187.0	0.3%	192.5	0.3%
Total fixed maturities, including securities pledged [4] [5]	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**	**73,394.2**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
ARO Quality Rating										
AAA	14,233.4	19.0%	14,832.8	19.6%	15,506.9	20.7%	15,330.7	21.1%	15,856.2	21.6%
AA	4,620.2	6.2%	4,701.0	6.2%	4,464.3	6.0%	4,342.1	6.0%	4,518.3	6.2%
A	21,561.6	28.9%	21,403.1	28.3%	20,474.7	27.4%	19,793.6	27.2%	19,877.9	27.1%
BBB	29,238.8	39.1%	29,681.4	39.3%	29,449.9	39.4%	28,561.5	39.2%	28,383.4	38.6%
BB	3,092.1	4.1%	2,960.9	3.9%	2,858.8	3.8%	2,676.1	3.7%	2,682.6	3.7%
B and below	1,989.0	2.7%	2,028.9	2.7%	2,048.5	2.7%	2,014.8	2.8%	2,075.8	2.8%
Total fixed maturities, including securities pledged [5]	**74,735.1**	**100.0%**	**75,608.1**	**100.0%**	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**	**73,394.2**	**100.0%**

(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.

(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

(4) ARO ratings do not directly translate into NAIC ratings.

(5) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Voya Financial
Portfolio Results

(in millions USD)	Three Months Ended										Year to Date			
	9/30/14		6/30/14		3/31/14		12/31/13		9/30/13		9/30/14		9/30/13	
Operating investment income and annualized yield [5]	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**
Fixed maturity securities [1]	836.4	5.04%	827.5	4.99%	843.8	5.02%	839.4	4.98%	824.1	4.88%	2,507.7	5.02%	2,510.7	5.05%
Equity securities	2.3	3.38%	3.6	5.68%	3.8	5.59%	3.5	4.54%	3.4	4.96%	9.7	4.92%	6.5	3.15%
Mortgage loans	119.2	5.04%	114.8	5.03%	114.4	5.06%	114.2	5.18%	112.8	5.13%	348.4	5.04%	341.8	5.25%
Limited partnerships	47.4	19.20%	36.2	14.98%	31.4	15.46%	61.5	31.85%	116.1	60.40%	115.0	16.64%	167.1	24.61%
Policy loans	27.9	5.45%	27.5	5.34%	28.0	5.42%	29.2	5.58%	29.5	5.66%	83.4	5.41%	89.1	5.64%
Short-term investments	0.9	0.17%	0.7	0.17%	0.8	0.13%	0.8	0.16%	0.8	0.12%	2.4	0.16%	2.7	0.13%
Derivatives [1]	3.5	N/A	1.7	N/A	1.3	N/A	(6.8)	N/A	(2.2)	N/A	6.5	N/A	(23.1)	N/A
Pre-payment fee income	31.6	0.15%	21.4	0.10%	7.5	0.04%	25.9	0.12%	14.6	0.07%	60.5	0.10%	65.9	0.11%
Other assets	3.1	N/A	(2.2)	N/A	5.5	N/A	8.3	N/A	23.6	N/A	6.4	N/A	30.4	N/A
Gross investment income before expenses and fees	**1,072.3**	**5.28%**	**1,031.2**	**5.12%**	**1,036.5**	**5.07%**	**1,076.0**	**5.28%**	**1,122.7**	**5.47%**	**3,140.0**	**5.16%**	**3,191.1**	**5.25%**
Expenses and fees	(41.9)	-0.21%	(39.7)	-0.20%	(40.3)	-0.20%	(40.7)	-0.21%	(39.5)	-0.19%	(121.9)	-0.21%	(121.0)	-0.20%
Total investment income and annualized yield	**1,030.4**	**5.07%**	**991.5**	**4.92%**	**996.2**	**4.87%**	**1,035.3**	**5.07%**	**1,083.2**	**5.28%**	**3,018.1**	**4.95%**	**3,070.1**	**5.05%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	43.0		38.9		34.8		29.5		28.8		116.7		68.1	
Total investment income, excluding CBVA	**987.4**		**952.6**		**961.4**		**1,005.8**		**1,054.4**		**2,901.4**		**3,002.0**	
Trading Gains/Losses [2]														
Fixed maturities	15.9		(0.4)		16.1		62.7		36.0		31.6		47.8	
Equity securities	0.1		0.7		18.1		-		0.6		18.9		0.7	
Mortgage loans	(0.1)		-		0.4		0.1		0.2		0.3		-	
Other investments	(10.1)		29.5		(1.0)		(3.2)		4.3		18.4		2.9	
Total Trading Gains/Losses, excluding CBVA	**5.8**		**29.8**		**33.6**		**59.6**		**41.1**		**69.2**		**51.4**	
Impairments [2]														
Fixed maturities	(7.0)		(2.4)		(2.3)		(13.1)		(2.3)		(11.7)		(18.7)	
Equity securities	-		-		(1.0)		-		(1.2)		(1.0)		(3.0)	
Mortgage loans	-		-		-		-		-		-		-	
Other investments	-		-		-		-		(0.7)		-		(0.7)	
Total Impairments, excluding CBVA	**(7.0)**		**(2.4)**		**(3.3)**		**(13.1)**		**(4.2)**		**(12.7)**		**(22.4)**	
Fair Value Adjustments [2]	**6.6**		**64.9**		**59.7**		**42.6**		**19.6**		**131.2**		**(68.3)**	
Derivatives, including Change in Fair Value of Derivatives related to Guaranteed Benefits, excluding CBVA	**90.9**		**(49.5)**		**(64.1)**		**15.5**		**17.8**		**(22.7)**		**190.5**	
Net Realized Investment Gains (losses) and Net Guaranteed Benefit Hedging Gains (losses), excluding CBVA [2]	**96.3**		**42.8**		**25.9**		**104.6**		**74.3**		**165.0**		**151.2**	
CBVA Investment Income and Realized Capital Gains (Losses)	**265.1**		**(300.5)**		**(86.3)**		**(531.3)**		**(434.2)**		**(121.7)**		**(1,579.7)**	
Businesses exited through reinsurance [3]	**(1.4)**		**62.9**		**16.4**		**(12.3)**		**(15.6)**		**77.9**		**(97.0)**	
Consolidation/eliminations [4]	**(2.8)**		**(3.4)**		**37.6**		**12.7**		**25.6**		**31.4**		**98.2**	
Total Investment Income and Realized Capital Gains (Losses)	**1,344.6**		**754.4**		**955.0**		**579.5**		**704.5**		**3,054.0**		**1,574.7**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
[4] Consolidation/eliminations includes:
-The impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company;
-The elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment;
-Other intersegment eliminations.
[5] Investment results related to businesses exited through reinsurance are excluded.

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Voya Financial
Alternative Investment Income

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Retirement							
Average alternative investments	346.0	288.5	266.7	264.8	267.1	300.4	261.0
Alternative investment income	12.8	7.0	7.1	12.6	7.5	26.9	23.8
Annuities							
Average alternative investments	214.4	190.4	179.3	170.9	171.5	194.7	179.8
Alternative investment income	10.3	5.4	6.4	9.1	4.5	22.1	16.5
Investment Management							
Average alternative investments	145.6	146.9	141.7	127.1	124.2	144.7	122.9
Alternative investment income	9.0	8.0	7.3	10.0	4.9	24.3	13.8
Individual Life							
Average alternative investments	156.0	135.3	123.9	125.5	127.7	138.4	132.9
Alternative investment income	8.2	4.1	5.5	7.1	3.4	17.8	13.1
Employee Benefits							
Average alternative investments	33.2	27.0	24.1	24.5	25.1	28.1	24.8
Alternative investment income	1.5	0.7	0.8	1.4	0.8	3.0	2.5
Total Ongoing Business							
Average alternative investments	**895.2**	**788.1**	**735.7**	**712.8**	**715.6**	**806.3**	**721.4**
Alternative investment income	**41.8**	**25.2**	**27.1**	**40.2**	**21.1**	**94.1**	**69.7**
Corporate							
Average alternative investments	108.0	106.0	103.7	101.6	95.8	105.9	96.5
Alternative investment income	3.7	4.2	5.0	7.2	4.8	12.9	1.8
Closed Blocks [1]							
Average alternative investments	38.0	35.0	29.8	51.7	58.8	34.2	60.2
Alternative investment income	1.6	1.3	1.1	3.0	2.5	4.0	6.7
Total Consolidated[2]							
Average alternative investments	**1,041.2**	**929.1**	**869.2**	**866.1**	**870.2**	**946.4**	**878.1**
Alternative investment income	**47.1**	**30.7**	**33.2**	**50.4**	**28.4**	**111.0**	**78.2**

[1] Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

[2] Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the 6/30/14, 3/31/14, 12/31/13 and 9/30/13 periods.

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Voya Financial
Unrealized Gains (Losses)

(in millions USD)

Fixed Maturities, available for sale (including securities pledged)
Aging Schedule

	Balances as of									
	9/30/14		6/30/14		3/31/14		12/31/13		9/30/13	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Less than 20%	(344.5)	98.7%	(282.1)	97.6%	(587.6)	97.3%	(1,087.3)	95.7%	(992.6)	92.9%
20% or more for less than six months	(0.6)	0.2%	(0.5)	0.2%	(8.5)	1.4%	(18.6)	1.6%	(47.3)	4.4%
20% or more for six months or greater	(4.0)	1.1%	(6.4)	2.2%	(7.8)	1.3%	(30.6)	2.7%	(29.1)	2.7%
Total Unrealized Loss	**(349.1)**	**100.0%**	**(289.0)**	**100.0%**	**(603.9)**	**100.0%**	**(1,136.5)**	**100.0%**	**(1,069.0)**	**100.0%**
Total Unrealized Gain	**5,591.4**		**6,266.5**		**5,363.6**		**4,301.8**		**4,594.2**	
Net Unrealized Gain/Loss	**5,242.3**		**5,977.5**		**4,759.7**		**3,165.3**		**3,525.2**	

Fixed Maturities Securities - Security Sector - Net Unrealized Gain/(Loss)*

	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
US Treasuries and US government agencies and authorities	466.6	450.1	305.0	108.1	255.7
US Corporate - Public	2,462.4	2,818.5	2,121.0	1,173.7	1,238.2
US Corporate - Private	372.6	458.6	393.7	294.6	354.2
Foreign Government / Agency	34.4	44.0	20.9	7.4	11.9
Foreign Corporate - Public	454.2	563.6	393.1	228.2	202.9
Foreign Corporate - Private	551.0	648.6	580.4	459.5	509.1
State, municipalities, and political subdivisions	20.0	22.3	17.1	9.1	11.0
Residential mortgaged-backed securities:					
CMO-B Agency	365.7	392.6	385.5	376.5	397.0
CMO-B Non-Agency	116.1	123.6	119.5	118.1	115.5
Agency	27.8	33.6	5.3	(7.5)	13.1
Non-Agency	78.7	74.6	62.4	36.7	13.1
Total Residential mortgage-backed securities	**588.3**	**624.4**	**572.7**	**523.8**	**538.7**
Commercial Mortgage-Backed Securities	269.3	314.9	323.3	324.2	358.3
Other Asset-Backed Securities*	23.5	32.5	32.5	36.7	45.2
Total Net Unrealized Gain/Loss	**5,242.3**	**5,977.5**	**4,759.7**	**3,165.3**	**3,525.2**

* Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

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Voya Financial
Asset Backed Securities

(in millions USD)

RMBS Balances by Collateral Type

	Balances as of									
	9/30/14		6/30/14		3/31/14		12/31/13		9/30/13	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,448.6	4,979.8	5,554.0	5,054.8	5,777.9	5,310.9	5,826.0	5,377.7	5,911.2	5,410.4
Prime / Non-Agency	906.2	761.1	959.6	806.0	904.0	750.2	933.7	786.5	1,021.6	872.1
Alt-A RMBS	325.7	269.1	337.7	279.6	353.3	297.7	353.5	307.4	358.8	326.0
Subprime Mortgage-Backed Securities	575.8	539.8	595.4	562.6	623.1	603.7	623.4	614.7	657.7	657.5
Total	**7,256.3**	**6,549.8**	**7,446.7**	**6,703.0**	**7,658.3**	**6,962.5**	**7,736.6**	**7,086.3**	**7,949.3**	**7,266.0**

CMBS Balances by Year of Origination

	Balances as of									
	9/30/14		6/30/14		3/31/14		12/31/13		9/30/13	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2014	384.2	377.1	181.4	176.8	52.5	52.6	-	-	-	-
2013	427.2	411.5	390.6	375.1	341.6	337.7	197.2	200.4	-	-
2012	11.0	10.7	11.1	10.7	9.0	8.9	8.8	8.9	-	-
2010	8.4	8.2	8.3	8.3	7.9	8.0	-	-	-	-
2008	11.1	9.4	11.4	9.5	11.4	9.3	11.4	9.3	11.5	9.3
2007	1,131.0	1,013.8	1,150.0	1,016.6	1,148.2	1,014.2	1,148.1	1,017.8	1,264.7	1,123.6
2006	1,186.7	1,097.5	1,216.1	1,107.3	1,238.9	1,116.9	1,252.7	1,127.4	1,338.8	1,201.6
2005 and prior	871.2	833.3	942.2	891.9	986.6	925.2	1,133.9	1,064.1	1,252.6	1,174.8
Total	**4,030.8**	**3,761.5**	**3,911.1**	**3,596.2**	**3,796.1**	**3,472.8**	**3,752.1**	**3,427.9**	**3,867.6**	**3,509.3**

Other ABS Balances by Loan Classification

	Balances as of									
	9/30/14		6/30/14		3/31/14		12/31/13		9/30/13	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	662.9	648.1	638.4	619.0	576.4	558.0	558.1	538.5	552.8	529.4
Automobile Receivables	279.3	278.9	424.5	423.5	384.4	383.6	447.9	447.1	471.3	470.2
CLO's *	69.9	67.9	83.1	79.7	26.2	22.9	41.7	36.6	49.5	48.9
Other	236.0	229.7	259.7	251.0	246.8	236.8	266.1	254.9	282.1	268.8
Total	**1,248.1**	**1,224.6**	**1,405.7**	**1,373.2**	**1,233.8**	**1,201.3**	**1,313.8**	**1,277.1**	**1,355.7**	**1,317.3**

* Excludes consolidated CLO's

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Voya Financial
RMBS Securities Summary

(in millions USD)

RMBS[1]
By Rating and Origination Year
As of September 30, 2014

NAIC Designation	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,434.6	4,964.4	630.2	563.6	256.7	211.2	431.0	384.7	6,752.5	6,123.9
2	-	-	53.6	52.7	28.5	27.5	90.7	97.7	172.8	177.9
3	8.5	9.9	27.3	25.3	24.3	22.1	31.6	34.0	91.7	91.3
4	5.5	5.5	3.1	0.6	13.7	6.2	15.0	17.1	37.3	29.4
5	-	-	45.1	32.0	-	-	5.5	3.5	50.6	35.5
6	-	-	146.9	86.9	2.5	2.1	2.0	2.8	151.4	91.8
Total by rating [2]	**5,448.6**	**4,979.8**	**906.2**	**761.1**	**325.7**	**269.1**	**575.8**	**539.8**	**7,256.3**	**6,549.8**

ARO Rating	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,417.1	4,945.9	8.9	8.9	0.2	0.2	1.4	1.4	5,427.6	4,956.4
AA	2.8	2.7	24.1	22.4	-	-	2.2	2.2	29.1	27.3
A	4.4	4.4	29.8	28.2	3.1	2.8	26.6	27.2	63.9	62.6
BBB	-	-	99.3	96.0	13.3	13.5	29.0	29.6	141.6	139.1
BB	8.5	9.9	61.4	55.9	18.6	18.2	47.2	51.3	135.7	135.3
B and below	15.8	16.9	682.7	549.7	290.5	234.4	469.4	428.1	1,458.4	1,229.1
Total by rating [2]	**5,448.6**	**4,979.8**	**906.2**	**761.1**	**325.7**	**269.1**	**575.8**	**539.8**	**7,256.3**	**6,549.8**

Origination Year	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2014	173.1	172.3	-	-	-	-	-	-	173.1	172.3
2013	715.6	709.5	-	-	-	-	-	-	715.6	709.5
2012	768.9	775.5	-	-	-	-	-	-	768.9	775.5
2011	991.4	972.0	-	-	-	-	-	-	991.4	972.0
2010	667.1	646.7	22.4	21.5	-	-	-	-	689.5	668.2
2009	253.4	251.1	8.5	8.6	-	-	-	-	261.9	259.7
2008	143.8	131.5	-	-	-	-	-	-	143.8	131.5
2007	341.5	306.4	160.2	148.4	70.2	58.8	172.2	151.1	744.1	664.7
2006	409.5	300.9	259.2	184.1	88.0	59.0	156.8	138.8	913.5	682.8
2005 and prior	984.3	713.9	455.9	398.5	167.5	151.3	246.8	249.9	1,854.5	1,513.6
Total by origination year	**5,448.6**	**4,979.8**	**906.2**	**761.1**	**325.7**	**269.1**	**575.8**	**539.8**	**7,256.3**	**6,549.8**

[1] Subprime mortgage-backed securities are included in RMBS under this presentation.
[2] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Voya Financial
CMBS and Other Asset-Backed Securities Summary

(in millions USD)

CMBS
By Rating and Vintage
As of September 30, 2014

Origination Year	AAA Fair Value	AAA Amortized Cost	AA Fair Value	AA Amortized Cost	A Fair Value	A Amortized Cost	BBB Fair Value	BBB Amortized Cost	BB Fair Value	BB Amortized Cost	B & Below Fair Value	B & Below Amortized Cost	Total Fair Value	Total Amortized Cost
2014	384.2	377.1	-	-	-	-	-	-	-	-	-	-	384.2	377.1
2013	427.2	411.5	-	-	-	-	-	-	-	-	-	-	427.2	411.5
2012	11.0	10.7	-	-	-	-	-	-	-	-	-	-	11.0	10.7
2010	8.1	7.9	0.3	0.3	-	-	-	-	-	-	-	-	8.4	8.2
2008	-	-	-	-	-	-	-	-	11.1	9.4	-	-	11.1	9.4
2007	131.4	122.0	267.1	245.8	153.7	142.1	147.0	118.5	274.8	256.1	157.0	129.3	1,131.0	1,013.8
2006	604.2	574.7	99.6	93.2	148.9	139.1	208.6	191.1	96.5	76.3	28.9	23.1	1,186.7	1,097.5
2005 and prior	479.9	470.6	156.2	151.0	117.0	112.2	67.2	62.4	37.2	29.4	13.7	7.7	871.2	833.3
Total by origination year	**2,046.0**	**1,974.5**	**523.2**	**490.3**	**419.6**	**393.4**	**422.8**	**372.0**	**419.6**	**371.2**	**199.6**	**160.1**	**4,030.8**	**3,761.5**

Other Asset-Backed Securities*
By Rating and Classification
As of September 30, 2014

ARO Rating	Credit Card Receivables Fair Value	Credit Card Receivables Amortized Cost	Automobile Receivables Fair Value	Automobile Receivables Amortized Cost	CLO's** Fair Value	CLO's** Amortized Cost	Other Fair Value	Other Amortized Cost	Total Fair Value	Total Amortized Cost
AAA	641.6	627.1	279.3	278.9	-	-	188.8	182.1	1,109.7	1,088.1
AA	-	-	-	-	32.3	30.3	7.1	7.6	39.4	37.9
A	21.3	21.0	-	-	37.6	37.6	17.1	17.5	76.0	76.1
BBB	-	-	-	-	-	-	22.7	22.2	22.7	22.2
BB	-	-	-	-	-	-	0.2	0.2	0.2	0.2
B and below	-	-	-	-	-	-	0.1	0.1	0.1	0.1
Total by rating	**662.9**	**648.1**	**279.3**	**278.9**	**69.9**	**67.9**	**236.0**	**229.7**	**1,248.1**	**1,224.6**

NAIC Designation	Credit Card Receivables Fair Value	Credit Card Receivables Amortized Cost	Automobile Receivables Fair Value	Automobile Receivables Amortized Cost	CLO's** Fair Value	CLO's** Amortized Cost	Other Fair Value	Other Amortized Cost	Total Fair Value	Total Amortized Cost
1	662.9	648.1	279.3	278.9	69.9	67.9	213.0	207.2	1,225.1	1,202.1
2	-	-	-	-	-	-	22.7	22.2	22.7	22.2
3	-	-	-	-	-	-	0.2	0.2	0.2	0.2
4	-	-	-	-	-	-	-	-	-	-
5	-	-	-	-	-	-	-	-	-	-
6	-	-	-	-	-	-	0.1	0.1	0.1	0.1
Total by rating	**662.9**	**648.1**	**279.3**	**278.9**	**69.9**	**67.9**	**236.0**	**229.7**	**1,248.1**	**1,224.6**

* Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
** Excludes consolidated CLO's

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Voya Financial
Mortgage Loans on Real Estate

Page 59 of 70

(in millions USD)

Mortgage Loans on Real Estate by Region and Property Type

	Balances as of									
	9/30/14		6/30/14		3/31/14		12/31/13		9/30/13	
U.S. Region	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**
Pacific	2,490.9	25.0%	2,339.7	24.6%	2,369.2	25.6%	2,281.8	24.5%	2,054.5	22.7%
South Atlantic	2,031.3	20.4%	2,032.9	21.4%	1,964.6	21.2%	1,936.0	20.8%	1,851.4	20.5%
Middle Atlantic	1,355.1	13.6%	1,201.8	12.7%	1,113.2	12.0%	1,112.0	11.9%	1,107.2	12.3%
East North Central	1,190.5	12.0%	1,124.2	11.8%	1,055.6	11.4%	1,037.5	11.1%	962.7	10.7%
West South Central	1,101.6	11.1%	1,134.3	11.9%	1,112.7	12.0%	1,122.3	12.0%	1,232.9	13.7%
Mountain	837.8	8.4%	809.2	8.5%	771.7	8.3%	790.4	8.5%	749.7	8.3%
West North Central	528.4	5.3%	509.6	5.4%	525.6	5.7%	517.2	5.6%	519.4	5.8%
New England	182.3	1.8%	147.9	1.6%	150.2	1.6%	318.1	3.4%	318.9	3.5%
East South Central	235.2	2.4%	195.1	2.1%	198.7	2.2%	200.7	2.2%	222.9	2.5%
Total Commercial Mortgage Loans (1)	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**	**9,261.5**	**100.0%**	**9,316.0**	**100.0%**	**9,019.6**	**100.0%**
Property Type										
Industrial	2,769.3	27.8%	2,731.2	28.7%	2,818.6	30.4%	2,848.0	30.6%	2,998.0	33.3%
Retail	3,190.4	32.1%	2,949.1	31.0%	2,951.0	31.9%	2,936.9	31.5%	2,795.9	31.0%
Office	1,226.3	12.3%	1,193.3	12.6%	1,089.0	11.7%	1,242.2	13.3%	1,243.3	13.8%
Apartments	1,582.2	15.9%	1,440.5	15.2%	1,348.7	14.6%	1,296.1	13.9%	1,048.6	11.6%
Hotel/Motel	390.3	3.9%	414.2	4.4%	382.1	4.1%	430.6	4.6%	364.1	4.0%
Other	446.8	4.5%	416.7	4.4%	366.3	4.0%	378.1	4.1%	382.3	4.2%
Mixed Use	347.8	3.5%	349.7	3.7%	305.8	3.3%	184.1	2.0%	187.4	2.1%
Total Commercial Mortgage Loans (1)	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**	**9,261.5**	**100.0%**	**9,316.0**	**100.0%**	**9,019.6**	**100.0%**
Loan Size										
Under $5 million	1,415.3	14.2%	1,439.6	15.2%	1,507.8	16.3%	1,516.5	16.3%	1,546.5	17.1%
$5 million but less than $10 million	1,548.4	15.6%	1,587.4	16.7%	1,549.4	16.7%	1,582.2	17.0%	1,548.9	17.2%
$10 million but less than $20 million	2,262.8	22.7%	2,100.0	22.1%	1,936.7	20.9%	1,899.5	20.4%	1,746.6	19.4%
$20 million but less than $30 million	1,265.6	12.7%	1,159.5	12.2%	1,097.7	11.9%	1,077.7	11.6%	1,045.0	11.6%
$30 million and over	3,461.0	34.8%	3,208.2	33.8%	3,169.9	34.2%	3,240.1	34.7%	3,132.6	34.7%
Total Commercial Mortgage Loans (1)	**9,953.1**	**100.0%**	**9,494.7**	**100.0%**	**9,261.5**	**100.0%**	**9,316.0**	**100.0%**	**9,019.6**	**100.0%**

	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Other Stats as ratios					
LTV - Origination	59.7%	59.3%	59.2%	59.0%	58.8%
LTV - Current	56.2%	55.8%	55.8%	55.5%	56.1%
Debt Service Coverage	1.9	1.9	2.0	2.0	1.9
Other Stats in USD millions					
60+day delinq (incl in process of foreclosure)					
US GAAP Book Value	-	-	-	5.1	5.1
Allowance for loan losses	3.4	3.3	3.4	3.8	4.0

(1) Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

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Voya Financial
U.S. and Foreign Corporate Securities

(in millions USD)

Summary of Corporate Securities by Industry Category

		Balances as of									
		9/30/14		6/30/14		3/31/14		12/31/13		9/30/13	
Type	**Industry**	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	4,031.8	9.7%	4,113.4	9.8%	4,001.1	9.8%	3,835.1	9.8%	3,849.3	9.9%
	Financial	7,231.8	17.3%	6,935.2	16.6%	6,641.5	16.3%	6,177.7	15.8%	5,950.3	15.2%
	Industrial and other companies	22,462.8	53.8%	22,795.9	54.5%	22,240.0	54.8%	21,556.7	55.1%	21,770.6	55.8%
	Utilities	6,869.4	16.5%	6,911.1	16.5%	6,690.3	16.5%	6,472.2	16.6%	6,439.4	16.5%
	Transportation	1,108.0	2.7%	1,097.1	2.6%	1,068.6	2.6%	1,036.1	2.7%	1,021.7	2.6%
	Sub-total	41,703.8	100.0%	41,852.7	100.0%	40,641.5	100.0%	39,077.8	100.0%	39,031.3	100.0%
Private	Communications	368.1	2.5%	387.9	2.7%	340.0	2.4%	400.7	2.9%	405.2	3.0%
	Financial	1,000.2	6.9%	1,013.0	7.0%	982.2	6.8%	957.0	7.0%	948.2	7.0%
	Industrial and other companies	9,317.6	64.3%	9,394.6	64.9%	9,390.9	65.3%	8,706.4	63.6%	8,741.8	64.7%
	Utilities	3,319.7	22.9%	3,226.8	22.3%	3,182.8	22.2%	3,156.2	23.0%	2,926.5	21.7%
	Transportation	489.3	3.4%	443.3	3.1%	469.5	3.3%	485.6	3.5%	489.7	3.6%
	Sub-total	14,494.9	100.0%	14,465.6	100.0%	14,365.4	100.0%	13,705.9	100.0%	13,511.4	100.0%
Total	Communications	4,399.9	7.8%	4,501.3	8.0%	4,341.1	7.9%	4,235.8	8.0%	4,254.5	8.1%
	Financial	8,232.0	14.6%	7,948.2	14.1%	7,623.7	13.9%	7,134.7	13.5%	6,898.5	13.1%
	Industrial and other companies	31,780.4	56.7%	32,190.5	57.2%	31,630.9	57.5%	30,263.1	57.4%	30,512.4	58.1%
	Utilities	10,189.1	18.1%	10,137.9	18.0%	9,873.1	17.9%	9,628.4	18.2%	9,365.9	17.8%
	Transportation	1,597.3	2.8%	1,540.4	2.7%	1,538.1	2.8%	1,521.7	2.9%	1,511.4	2.9%
	Total	**56,198.7**	**100.0%**	**56,318.3**	**100.0%**	**55,006.9**	**100.0%**	**52,783.7**	**100.0%**	**52,542.7**	**100.0%**

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Voya Financial
Exposure to European Debt-Fixed Maturities and Equity Securities

(in millions USD)

Exposure to Select European Countries	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
As of September 30, 2014	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Amortized Cost**	**% of Total**
Ireland	-	0.0%	-	0.0%	269.8	3.5%	269.8	3.0%	250.4	3.0%
Italy	-	0.0%	-	0.0%	260.7	3.3%	260.7	2.9%	237.2	2.8%
Portugal	-	0.0%	-	0.0%	10.2	0.1%	10.2	0.1%	7.9	0.1%
Spain	-	0.0%	-	0.0%	214.6	2.8%	214.6	2.4%	192.5	2.3%
Total Peripheral Euro-Zone	**-**	**0.0%**	**-**	**0.0%**	**755.3**	**9.7%**	**755.3**	**8.4%**	**688.0**	**8.2%**
Austria	-	0.0%	-	0.0%	15.4	0.2%	15.4	0.2%	15.0	0.2%
Belgium	37.1	15.3%	-	0.0%	338.1	4.3%	375.2	4.2%	325.0	3.8%
Bulgaria	5.5	2.3%	-	0.0%	-	0.0%	5.5	0.1%	5.5	0.1%
Croatia	28.1	11.6%	-	0.0%	-	0.0%	28.1	0.3%	25.6	0.3%
Czech Republic	-	0.0%	-	0.0%	10.5	0.1%	10.5	0.1%	10.1	0.1%
Denmark	-	0.0%	-	0.0%	132.5	1.7%	132.5	1.5%	122.7	1.5%
Finland	-	0.0%	-	0.0%	18.5	0.2%	18.5	0.2%	17.0	0.2%
France	-	0.0%	159.6	16.1%	488.9	6.3%	648.5	7.2%	611.8	7.2%
Germany	-	0.0%	56.2	5.7%	647.6	8.3%	703.8	7.8%	665.3	7.9%
Hungary	6.1	2.5%	-	0.0%	-	0.0%	6.1	0.1%	6.0	0.1%
Iceland	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Kazakhstan	42.1	17.3%	1.4	0.1%	19.4	0.2%	62.9	0.7%	59.6	0.7%
Latvia	4.9	2.0%	-	0.0%	-	0.0%	4.9	0.1%	4.6	0.1%
Lithuania	34.3	14.1%	-	0.0%	-	0.0%	34.3	0.4%	30.4	0.4%
Luxembourg	-	0.0%	-	0.0%	24.0	0.3%	24.0	0.3%	23.2	0.3%
Netherlands	-	0.0%	189.4	19.1%	1,069.7	13.8%	1,259.1	13.8%	1,165.9	13.7%
Norway	-	0.0%	-	0.0%	295.8	3.8%	295.8	3.3%	285.8	3.4%
Russian Federation	57.1	23.4%	4.9	0.5%	87.5	1.1%	149.5	1.7%	146.4	1.7%
Slovakia	5.3	2.2%	-	0.0%	-	0.0%	5.3	0.1%	5.0	0.1%
Slovenia	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Sweden	-	0.0%	53.3	5.4%	122.1	1.6%	175.4	1.9%	164.3	1.9%
Switzerland	-	0.0%	208.1	20.9%	641.4	8.2%	849.5	9.3%	793.5	9.4%
Turkey	22.7	9.3%	-	0.0%	42.2	0.5%	64.9	0.7%	65.2	0.8%
United Kingdom	-	0.0%	321.0	32.2%	3,081.1	39.7%	3,402.1	37.6%	3,208.5	37.9%
Total Non-Peripheral Europe	**243.2**	**100.0%**	**993.9**	**100.0%**	**7,034.7**	**90.3%**	**8,271.8**	**91.6%**	**7,756.4**	**91.8%**
Total Europe	**243.2**	**100.0%**	**993.9**	**100.0%**	**7,790.0**	**100.0%**	**9,027.1**	**100.0%**	**8,444.4**	**100.0%**

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Additional Information

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VOYA FINANCIALTM

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Voya Financial
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
DAC/VOBA and other intangibles unlocking [1]							
Retirement	(30.4)	7.1	(11.3)	4.0	40.0	(34.6)	41.6
Annuities	17.8	6.5	3.2	26.8	39.6	27.5	56.5
Total Retirement Solutions	(12.6)	13.6	(8.1)	30.8	79.6	(7.1)	98.1
Investment Management	-	-	-	-	-	-	-
Individual Life	(7.1)	(1.5)	(7.1)	(7.8)	20.2	(15.7)	12.6
Employee Benefits	(1.4)	(1.8)	(4.6)	(0.5)	-	(7.8)	-
Total Insurance Solutions	(8.5)	(3.3)	(11.7)	(8.3)	20.2	(23.5)	12.6
Ongoing Business	**(21.1)**	**10.3**	**(19.8)**	**22.5**	**99.8**	**(30.6)**	**110.7**
Corporate	-	-	-	-	-	-	-
Total Closed Blocks	-	-	-	-	-	-	-
Total DAC/VOBA and other intangibles unlocking	**(21.1)**	**10.3**	**(19.8)**	**22.5**	**99.8**	**(30.6)**	**110.7**
Additional adjustments [2]							
Retirement	-	-	-	0.2	12.7	-	12.7
Annuities	-	-	-	0.8	12.7	-	12.7
Total Retirement Solutions	-	-	-	1.0	25.4	-	25.4
Investment Management	-	-	-	1.7	11.5	-	11.5
Individual Life	-	-	-	3.1	36.6	-	36.6
Employee Benefits	-	-	-	0.3	4.0	-	4.0
Total Insurance Solutions	-	-	-	3.4	40.6	-	40.6
Ongoing Business	**-**	**-**	**-**	**6.1**	**77.5**	**-**	**77.5**
Corporate	(46.8)	(41.0)	(48.8)	(43.8)	(47.6)	(136.5)	(132.7)
Total Closed Blocks	-	-	-	(0.4)	0.6	-	0.6
Total non-recurring items and interest expense	**(46.8)**	**(41.0)**	**(48.8)**	**(38.1)**	**30.5**	**(136.5)**	**(54.6)**
Total adjustments to operating earnings							
Retirement	(30.4)	7.1	(11.3)	4.2	52.7	(34.6)	54.3
Annuities	17.8	6.5	3.2	27.6	52.3	27.5	69.2
Total Retirement Solutions	(12.6)	13.6	(8.1)	31.8	105.0	(7.1)	123.5
Investment Management	-	-	-	1.7	11.5	-	11.5
Individual Life	(7.1)	(1.5)	(7.1)	(4.7)	56.8	(15.7)	49.2
Employee Benefits	(1.4)	(1.8)	(4.6)	(0.2)	4.0	(7.8)	4.0
Total Insurance Solutions	(8.5)	(3.3)	(11.7)	(4.9)	60.8	(23.5)	53.2
Ongoing Business	**(21.1)**	**10.3**	**(19.8)**	**28.6**	**177.3**	**(30.6)**	**188.2**
Corporate	(46.8)	(41.0)	(48.8)	(43.8)	(47.6)	(136.5)	(132.7)
Total Closed Blocks	-	-	-	(0.4)	0.6	-	0.6
Total adjustments to operating earnings	**(67.9)**	**(30.7)**	**(68.6)**	**(15.6)**	**130.3**	**(167.1)**	**56.1**

[1] DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC
[2] Additional adjustments include impact of interest expenses and the Net gain (loss) from Lehman Recovery/LIHTC

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Voya Financial
Calculation and Reconciliation of ROE and ROC

(in millions USD, unless otherwise indicated)	Three Months Ended					Twelve Months Ended [2]	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	12/31/13
GAAP Return on Equity (Quarter to Date)							
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**400.8**	**246.3**	**258.1**	**548.1**	**346.6**	**1,453.3**	**600.5**
Voya Financial, Inc. shareholders' equity: end of period	**14,585**	**14,818**	**14,002**	**13,272**	**12,770**	**14,585**	**13,272**
Voya Financial, Inc. shareholders' equity: average for period	14,702	14,410	13,637	13,021	12,621	13,943	13,574
GAAP Return on Equity	**10.9%**	**6.8%**	**7.6%**	**16.8%**	**11.0%**	**10.4%**	**4.4%**
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity							
Ongoing Business adjusted operating earnings before income taxes	**352.0**	**345.8**	**287.3**	**323.6**	**306.9**	**1,308.7**	**1,211.8**
Income taxes on adjusted operating earnings (based on an assumed tax rate of 35%)	(123.2)	(121.0)	(100.6)	(113.3)	(107.4)	(458.1)	(424.2)
Ongoing Business adjusted operating earnings after income taxes	228.8	224.8	186.7	210.3	199.5	850.6	787.6
Interest expense after-tax [1]	(19.5)	(19.5)	(19.6)	(19.9)	(19.9)	(78.5)	(79.9)
Ongoing Business adjusted operating earnings after income taxes and interest expense	**209.3**	**205.3**	**167.1**	**190.4**	**179.6**	**772.1**	**707.7**
End of period capital for Ongoing Business	**9,115**	**9,063**	**9,123**	**9,216**	**9,419**	**9,115**	**9,216**
Average capital for Ongoing Business [2]	9,089	9,092	9,170	9,318	9,305	9,167	9,137
Average debt (based on 25% debt-to-capital ratio)	(2,272)	(2,273)	(2,293)	(2,329)	(2,326)	(2,292)	(2,284)
Average equity for Ongoing Business	**6,817**	**6,819**	**6,877**	**6,988**	**6,978**	**6,875**	**6,853**
Adjusted Operating Return on Capital for Ongoing Business	**10.1%**	**9.9%**	**8.2%**	**9.0%**	**8.6%**	**9.3%**	**8.6%**
Adjusted Operating Return on Equity for Ongoing Business [1]	**12.3%**	**12.0%**	**9.7%**	**10.9%**	**10.3%**	**11.2%**	**10.3%**

[1] Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all periods prior to the third quarter of 2013, when the company completed recapitalization, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013.

[2] Effective with the twelve months ending March 31,2014, average capital and equity are calculated by taking the average of the quarterly capital and equity averages for the trailing four quarters, whereas in previous periods, average capital and equity were calculated by two point average (Beginning of Year and End of Current Period)

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Page 65 of 70

Voya Financial
Operating Revenues by Segment

(in millions USD)	Three Months Ended 9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	Year-to-Date 9/30/14	9/30/13
Retirement	605.7	592.9	598.5	612.4	606.9	1,797.1	1,787.0
Annuities	344.6	330.8	354.4	313.9	319.1	1,029.8	930.7
Total Retirement Solutions	950.3	923.7	952.9	926.3	926.0	2,826.9	2,717.7
Investment Management	168.3	163.2	160.5	167.1	160.1	492.0	440.6
Individual Life	679.1	699.9	692.2	692.9	717.1	2,071.2	2,099.0
Employee Benefits	345.9	342.5	338.9	316.5	316.2	1,027.3	946.0
Total Insurance Solutions	1,025.0	1,042.4	1,031.1	1,009.4	1,033.3	3,098.5	3,045.0
Ongoing Business	**2,143.6**	**2,129.3**	**2,144.5**	**2,102.8**	**2,119.4**	**6,417.4**	**6,203.3**
Corporate	22.9	23.6	25.3	33.6	28.8	71.8	53.8
Total Closed Blocks	25.4	24.0	25.6	27.0	30.7	75.0	109.8
Total operating revenues	**2,191.9**	**2,176.9**	**2,195.4**	**2,163.4**	**2,178.9**	**6,564.2**	**6,366.9**
Adjustments:							
Closed Block Variable Annuity	660.6	112.1	284.6	(155.9)	(66.1)	1,057.3	(570.4)
Net realized investment gains (losses) and related charges and adjustments	48.2	67.0	49.6	129.1	39.8	164.8	28.3
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	48.2	(24.3)	(23.9)	(21.8)	35.1	-	125.8
Revenues (losses) related to business exited through reinsurance or divestment	(4.8)	66.9	19.0	(5.4)	(2.9)	81.1	(70.8)
Revenues (loss) attributable to noncontrolling interests	174.9	219.1	60.8	157.1	152.9	454.8	254.1
Other adjustments to operating revenues*	72.1	80.4	85.4	97.4	97.6	237.9	260.6
Total revenue	**3,191.1**	**2,698.1**	**2,670.9**	**2,364.0**	**2,435.3**	**8,560.1**	**6,394.5**

* Other adjustments to operating revenue includes: Fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	393.6	379.6	388.5	397.4	394.5	1,161.7	1,172.2
Annuities	282.3	275.8	270.6	283.4	295.9	828.7	866.5
Investment Management	9.0	8.0	7.3	11.7	16.4	24.3	25.3
Individual Life	226.3	215.5	219.8	224.5	258.7	661.6	691.0
Employee Benefits	29.1	27.7	26.7	29.2	32.1	83.5	88.4
Total net investment income and net realized gains (losses)	**940.3**	**906.6**	**912.9**	**946.2**	**997.6**	**2,759.8**	**2,843.4**
Total Ongoing Business	**940.3**	**906.6**	**912.9**	**946.2**	**997.6**	**2,759.8**	**2,843.4**
Adjustments:							
Interest credited	(539.2)	(540.4)	(541.9)	(553.7)	(553.8)	(1,621.5)	(1,657.3)
Other	(6.6)	(4.3)	(9.1)	(7.8)	(6.4)	(20.0)	(24.0)
Total adjustments	**(545.8)**	**(544.7)**	**(551.0)**	**(561.5)**	**(560.2)**	**(1,641.5)**	**(1,681.3)**
Ongoing investment spread and other investment income	**394.5**	**361.9**	**361.9**	**384.7**	**437.4**	**1,118.3**	**1,162.1**
Fee based margin:							
Fee income							
Retirement	193.5	192.9	191.1	196.1	191.0	577.5	563.8
Annuities	15.0	14.2	13.2	12.2	11.8	42.4	32.9
Investment Management	149.5	147.1	145.8	141.4	135.4	442.4	389.4
Individual Life	269.3	285.5	283.6	278.5	278.4	838.4	835.2
Employee Benefits	23.9	14.7	15.6	15.9	15.5	54.2	47.1
Total Fee Income	**651.2**	**654.4**	**649.3**	**644.1**	**632.1**	**1,954.9**	**1,868.4**
Other revenue							
Retirement	17.9	17.0	18.2	18.2	20.7	53.1	46.0
Annuities	4.6	5.3	4.5	3.9	3.9	14.4	9.3
Investment Management	9.8	8.1	7.4	14.0	8.3	25.3	25.9
Individual Life	4.4	7.2	5.1	4.6	5.3	16.7	20.2
Employee Benefits	(0.8)	(2.7)	0.3	(1.0)	(1.0)	(3.2)	(3.0)
Total other revenue	**35.9**	**34.9**	**35.5**	**39.7**	**37.2**	**106.3**	**98.4**
Total Ongoing Business	**687.1**	**689.3**	**684.8**	**683.8**	**669.3**	**2,061.2**	**1,966.8**
Adjustments:							
Surrender fees and MVA charges	(8.2)	(7.1)	(7.8)	(6.5)	(10.6)	(23.1)	(23.4)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(287.4)	(294.1)	(291.7)	(288.9)	(288.3)	(873.2)	(862.6)
Other	(1.7)	(2.8)	(4.1)	0.3	(0.7)	(8.6)	(3.3)
Total adjustments	**(297.3)**	**(304.0)**	**(303.6)**	**(295.1)**	**(299.6)**	**(904.9)**	**(889.3)**
Ongoing fee based margin	**389.8**	**385.3**	**381.2**	**388.7**	**369.7**	**1,156.3**	**1,077.5**

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	0.7	3.4	0.7	0.7	0.7	4.8	5.0
Annuities	42.7	35.5	66.1	14.4	7.5	144.3	22.0
Investment Management	-	-	-	-	-	-	-
Individual Life	179.1	191.7	183.7	185.3	174.7	554.5	552.6
Employee Benefits	293.7	302.8	296.3	272.4	269.6	892.8	813.5
Total premiums	**516.2**	**533.4**	**546.8**	**472.8**	**452.5**	**1,596.4**	**1,393.1**
Interest credited and other policyholder benefits							
Retirement	(209.4)	(209.3)	(210.7)	(218.2)	(213.5)	(629.4)	(630.2)
Annuities	(204.1)	(197.4)	(229.8)	(180.4)	(182.2)	(631.3)	(550.5)
Investment Management	-	-	-	-	-	-	-
Individual Life	(632.8)	(499.3)	(527.8)	(518.8)	(468.7)	(1,659.9)	(1,482.7)
Employee Benefits	(235.7)	(239.6)	(244.5)	(223.9)	(223.7)	(719.8)	(679.5)
Total interest credited and other policyholder benefits	**(1,282.0)**	**(1,145.6)**	**(1,212.8)**	**(1,141.3)**	**(1,088.1)**	**(3,640.4)**	**(3,342.9)**
Total Ongoing Business	**(765.8)**	**(612.2)**	**(666.0)**	**(668.5)**	**(635.6)**	**(2,044.0)**	**(1,949.8)**
Adjustments:							
Interest credited	539.2	540.4	541.9	553.7	553.8	1,621.5	1,675.3
Surrender fees and MVA charges	8.2	7.1	7.8	6.5	10.6	23.1	23.4
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	297.5	293.9	288.0	289.6	297.8	879.4	869.9
Sales inducements amortization and unlocking	4.8	7.6	8.3	6.4	6.1	20.7	28.2
FAS 113 and SOP 03-1 amortization and unlocking	113.5	0.4	6.7	6.6	(23.1)	120.6	(9.5)
Other	(15.9)	(17.8)	(13.1)	(13.6)	(10.7)	(46.8)	(36.6)
Total adjustments	**947.3**	**831.6**	**839.6**	**849.2**	**834.5**	**2,618.5**	**2,532.7**
Ongoing net underwriting gain (loss) and other revenue	**181.5**	**219.4**	**173.6**	**180.7**	**198.9**	**574.5**	**582.9**

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(208.6)	(217.3)	(226.0)	(220.1)	(205.8)	(651.9)	(619.8)
Annuities	(34.8)	(36.6)	(35.5)	(32.1)	(31.7)	(106.9)	(94.9)
Investment Management	(109.7)	(108.3)	(110.7)	(114.2)	(106.1)	(328.7)	(315.4)
Individual Life	(88.7)	(91.3)	(95.7)	(88.9)	(83.9)	(275.7)	(270.5)
Employee Benefits	(60.9)	(60.9)	(68.4)	(57.1)	(58.5)	(190.2)	(179.0)
Total operating and interest expense	**(502.7)**	**(514.4)**	**(536.3)**	**(512.4)**	**(486.0)**	**(1,553.4)**	**(1,479.6)**
Total Ongoing Business	**(502.7)**	**(514.4)**	**(536.3)**	**(512.4)**	**(486.0)**	**(1,553.4)**	**(1,479.6)**
Adjustments:							
Other	24.7	25.4	26.2	21.9	17.9	76.3	63.0
Total adjustments	**24.7**	**25.4**	**26.2**	**21.9**	**17.9**	**76.3**	**63.0**
Ongoing administrative expenses and trail commissions	**(478.0)**	**(489.0)**	**(510.1)**	**(490.5)**	**(468.1)**	**(1,477.1)**	**(1,416.6)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(70.5)	(30.5)	(46.9)	(35.5)	(0.3)	(147.9)	(79.8)
Annuities	(27.4)	(32.6)	(34.3)	(18.2)	(8.4)	(94.3)	(74.7)
Investment Management	-	-	-	-	-	-	-
Individual Life	82.2	(45.9)	(37.6)	(38.2)	(47.5)	(1.3)	(138.0)
Employee Benefits	(12.3)	(4.2)	(9.1)	(5.0)	(4.9)	(25.6)	(11.9)
Total net amortization of DAC/VOBA	**(28.0)**	**(113.2)**	**(127.9)**	**(96.9)**	**(61.1)**	**(269.1)**	**(304.4)**
Total Ongoing Business	**(28.0)**	**(113.2)**	**(127.9)**	**(96.9)**	**(61.1)**	**(269.1)**	**(304.4)**
Adjustments							
Sales inducements amortization and unlocking	(4.8)	(7.6)	(8.3)	(6.4)	(6.1)	(20.7)	(28.2)
FAS 113 and SOP 03-1 amortization and unlocking	(113.5)	(0.4)	(6.7)	(6.6)	23.1	(120.6)	9.5
Unearned revenue reserve amortization and unlocking	(10.1)	0.2	3.7	(0.7)	(9.5)	(6.2)	(7.3)
Other	(0.2)	(0.5)	0.1	(0.8)	(0.1)	(0.6)	0.9
Total adjustments	**(128.6)**	**(8.3)**	**(11.2)**	**(14.5)**	**7.4**	**(148.1)**	**(25.1)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(156.6)**	**(121.5)**	**(139.1)**	**(111.4)**	**(53.7)**	**(417.2)**	**(329.5)**

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Voya Financial
Fixed Maturity Securities - Businesses Exited Through Reinsurance

(in millions USD)

Total investments, after consolidation (See Portfolio Composition page), include the following amounts related to businesses exited through reinsurance:

	Balances as of				
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13
Fixed Maturity Securities - Businesses Exited Through Reinsurance					
Security Sector					
U.S. Government agencies and authorities	64.7	73.3	86.1	73.9	52.1
U.S. Corporate - Public	1,379.4	1,437.7	818.8	838.8	861.2
Foreign Government / Agency	-	-	-	-	3.4
Foreign Corporate - Public	216.1	225.9	135.6	132.6	137.8
State, municipalities and political subdivisions	109.2	108.8	107.1	102.6	104.1
Residential mortgaged-backed securities:					
Agency	73.3	77.4	81.2	90.2	97.2
Non - Agency	102.9	100.6	0.9	1.1	1.2
Total Residential mortgage-backed securities	**176.2**	**178.0**	**82.1**	**91.3**	**98.4**
Commercial mortgage-backed securities	95.8	109.7	88.2	91.4	94.3
Other asset-backed securities	94.0	95.6	17.8	18.1	18.5
Total fixed maturities, including securities pledged	**2,135.4**	**2,229.0**	**1,335.7**	**1,348.7**	**1,369.8**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of September 30, 2014
By ARO Rating

	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	73.3	73.3	-	-	-	-	-
Non - Agency	102.9	-	-	-	0.5	0.2	102.2
Total Residential mortgage-backed securities	**176.2**	**73.3**	**-**	**-**	**0.5**	**0.2**	**102.2**
Commercial mortgage-backed securities	95.8	43.8	4.4	14.0	20.8	5.9	6.9
Other asset-backed securities	94.0	16.8	23.7	40.7	12.8	-	-
Total Structured securities	**366.0**	**133.9**	**28.1**	**54.7**	**34.1**	**6.1**	**109.1**
Non-structured securities	1,769.4	109.1	194.7	882.8	582.7	0.1	-
Total fixed maturities securities	**2,135.4**	**243.0**	**222.8**	**937.5**	**616.8**	**6.2**	**109.1**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of June 30, 2014
By ARO Rating

	Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	77.4	77.4	-	-	-	-	-
Non - Agency	100.6	-	-	-	0.6	0.3	99.7
Total Residential mortgage-backed securities	**178.0**	**77.4**	**-**	**-**	**0.6**	**0.3**	**99.7**
Commercial mortgage-backed securities	109.7	55.7	5.1	14.2	21.5	6.2	7.0
Other asset-backed securities	95.6	17.2	24.2	41.1	13.1	-	-
Total Structured securities	**383.3**	**150.3**	**29.3**	**55.3**	**35.2**	**6.5**	**106.7**
Non-structured securities	1,845.7	118.0	212.4	937.2	578.0	0.1	-
Total fixed maturities securities	**2,229.0**	**268.3**	**241.7**	**992.5**	**613.2**	**6.6**	**106.7**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of September 30, 2014
By NAIC Designation

	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	73.3	73.3	-	-	-	-	-
Non - Agency	102.9	91.3	11.6	-	-	-	-
Total Residential mortgage-backed securities	**176.2**	**164.6**	**11.6**	**-**	**-**	**-**	**-**
Commercial mortgage-backed securities	95.8	75.2	14.7	5.9	-	-	-
Other asset-backed securities	94.0	81.2	12.8	-	-	-	-
Total Structured securities	**366.0**	**321.0**	**39.1**	**5.9**	**-**	**-**	**-**
Non-structured securities	1,769.4	1,186.6	582.7	0.1	-	-	-
Total fixed maturities securities	**2,135.4**	**1,507.6**	**621.8**	**6.0**	**-**	**-**	**-**

Fixed Maturity Securities - Businesses Exited Through Reinsurance as of June 30, 2014
By NAIC Designation

	Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	77.4	77.4	-	-	-	-	-
Non - Agency	100.6	88.6	12.0	-	-	-	-
Total Residential mortgage-backed securities	**178.0**	**166.0**	**12.0**	**-**	**-**	**-**	**-**
Commercial mortgage-backed securities	109.7	88.2	15.3	6.2	-	-	-
Other asset-backed securities	95.6	82.5	13.1	-	-	-	-
Total Structured securities	**383.3**	**336.7**	**40.4**	**6.2**	**-**	**-**	**-**
Non-structured securities	1,845.7	1,267.6	578.0	0.1	-	-	-
Total fixed maturities securities	**2,229.0**	**1,604.3**	**618.4**	**6.3**	**-**	**-**	**-**

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VOYA FINANCIAL™

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Voya Financial Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
Voya Retirement Insurance and Annuity Company	A	A-	A-	A3
Voya Insurance and Annuity Company	A	A-	A-	A3
Midwestern United Life Insurance Company	A-	NR	A-	NR
ReliaStar Life Insurance Company	A	A-	A-	A3
ReliaStar Life Insurance Company of New York	A	A-	A-	A3
Security Life of Denver Insurance Company	A	A-	A-	A3
Credit Ratings				
Voya Financial, Inc.				
Long-Term Issuer Credit	bbb	BBB	BBB-	Baa3
Long-Term Senior Unsecured Debt	bbb	BBB-	BBB-	Baa3
Junior Subordinated Debt	bb+	BB	BB	Ba1 (hyb)
Voya Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB-	Baa3

Investor Information

Corporate Offices:

Voya Financial
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@voya.com

Web Site:
investors.voya.com

Investor Contact:

Darin Arita
212-309-8999
IR@voya.com

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